Exhibit 10.13

CONFIDENTIAL

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Translation from Russian into English

APPROVED BY

the CEO

of the JSC «Europlan Leasing Company»

October 1, 2019

REGULATIONS No. 1.1- РЮЛ-ЛК

FOR

VEHICLES

AND TRAILERS LEASING

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

1.	Terms and Definitions

Unless otherwise required by context, the following terms and definitions applied in these Regulations have the following meanings for the purposes hereof.

“Advance Payment,” “Advance Fee” means the first payment paid to the Lessor under the relevant Appendix to the Agreement, included in the Amount of lease payments under the relevant Appendix to the Agreement.

“Asset Holder” means a party to the Agreement, on the balance sheet of which the Leasing Subject is taken into account.

“Currency of the Lease Agreement” means Russian ruble or foreign currency in which the liabilities of the parties to the Lease Agreement are determined. Regardless of the currency in which the liabilities are defined, they are payable in Russian rubles at the rate determined in the corresponding Appendix to the Lease Agreement.

“Currency of the Purchase and Sale Agreement” is the Russian ruble or foreign currency in which the liabilities of the parties to the Purchase and Sale Agreement are determined. Regardless of the currency in which the liabilities are determined, they shall be paid in Russian rubles at the rate specified in the purchase contract—the sale.

“Redemption Price” means the amount of money that is paid to the Lessor for transfer of ownership of the Leasing Subject to the Lessee, payable to the Lessor upon the end of the lease term in respect of a specific Leasing Subject, but before the transfer of ownership of this Leasing Subject to the Lessee.

“Lease Payments Schedule” is a list of lease payments made to the Lessor (column “Payable Lease Payment”), indicating the amount of each Payable Lease Payment and calendar dates before which each of the Payable Lease Payments must be paid to the Lessor, and also indicating other information (if necessary), and a list of the cost of monthly leasing services provided by the Lessor to the Lessee (column “Lease Payment to be Accrued”), according to the corresponding Appendix to the Lease Agreement.

“Purchase and Sale Contract” is a contract for the purchase and sale of the property subject to the lease to be entered into between the Seller and the Lessor as a buyer.

“Lease Agreement” means a financial lease (leasing) agreement with all amendments and additions, concluded in accordance with the Regulations between the Lessor and the Lessee.

“Insurance Contract” is an insurance contract (insurance policy) of the property that is the Leasing Subject, which includes all documents to which such an agreement (policy) refers, including the insurance regulations approved by the Insurer.

“Surety Agreement” means a surety agreement, in accordance with the terms of which a third party, who is a surety, shall be responsible for the fulfillment of the Lessee’s obligations to the Lessor under the Lease Agreement in whole or in part.

“Additional Lease Term” is a period of time starting on the day following the last day of the Lease Term of the Leasing Subject and ending either on the day of transfer of ownership of the Leasing Subject from the Lessor to the Lessee or a to the person specified by the Lessee, or on the day the Leasing Subject is returned to the Lessor.

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

“Additional Services” means services rendered by the Lessor to the Lessee and related to the Leasing Subject and/or the Lease Agreement.

“Early Redemption of the Leasing Subject” means the transfer by the Lessor of the ownership of the Leasing Subject to the Lessee before the end of the lease term on the terms established by the Regulations and the Lease Agreement.

“DSAGO” means voluntary insurance of civil liability of vehicle owners.

“Information System” means the information system of the Lessor designed for remote interaction with lessees.

“Information Service” means a service for the search and selection of the Leasing Subject according to the relevant Appendix to the Lease Agreement, provided by the Lessor to the Lessee, which consists in informing the Lessor to the Lessee on the property known to the Lessor, its characteristics and service conditions.

“Commission Fee” means payment for the provision by the Lessor to the Lessee of one-time services for organizing the provision by the Lessor to the Lessee of the Leasing Subject for temporary possession and use in accordance with the relevant Appendix to the Lease Agreement.

“Request for Provision of Services” is a document sent by the Lessee to the Lessor which contains information on the Additional Service requested by the Lessee. The Request for the Provision of Services must contain all the information necessary for the provision of the Additional Service. The Request for the Provision of Services must be signed by an authorized person of the Lessee and confirms the consent of the Lessee to pay for the Additional Services provided by the Lessor under this Request for the Provision of Services. The Request for the Provision of Services is not a binding document for the Lessor.

“CASCO” means insurance of the Leasing Subject against the risks of loss (theft), destruction and damage.

“Lessor” means Joint Stock Company “Europlan Leasing Company,” registered under the main state registration number 1177746637584.

“Lessee” is a legal entity or an individual registered as an individual entrepreneur and carrying out entrepreneurial activities specified in the Lease Agreement, which receives from the Lessor the Leasing Subject for temporary possession and use in accordance with the Lease Agreement.

“Lease Payment,” “Lease Payment Due” is a payment to the Lessor, the amount and due date of which is established by the Lease Payments Schedule under the relevant Appendix to the Agreement.

“Lease Payment to be Accrued” means the cost of the Lessor’s monthly services for leasing the Leasing Subject provided by the Lessor to the Lessee in accordance with the relevant Appendix to the Agreement, the amount of which is established by the Lease Payments Schedule under the relevant Appendix to the Agreement.

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

“Maximum Mileage” is the maximum possible mileage of a specific Leasing Subject.

“OSAGO” is a compulsory insurance of civil liability of vehicle owners.

“Security Agreement” means an agreement concluded to secure the performance of the Lessee’s obligations under the Lease Agreement.

“Security Deposit” is a payment made to the Lessor in accordance with the terms of a specific Appendix to the Lease Agreement, which ensures that the Lessee fulfills its obligations to pay any payments provided for by the Regulations and/or the Lease Agreement, as well as payments in connection with the Leasing Subject and/or the use of the Leasing Subject, the due date of which has been violated and/or which are payable in connection with the claim made by the Lessor on this, any forfeits (fines, penalties) provided for by the Lease Agreement, as well as obligations to reimburse the expenses and/or costs of the Lessor due to any violation by the Lessee of the terms of the Regulations and/or the Agreement and/or applicable law.

“Insurance Premium Payer” is a party to the Lease Agreement, which, in accordance with the terms of a specific Appendix to the Lease Agreement, shall be obliged to pay the insurance premium for certain risks associated with the Leasing Subject under the relevant Appendix to the Agreement.

“Guarantor” is a legal entity or individual (including an individual entrepreneur) who is fully or partially responsible for the fulfillment of the Lessee’s obligations to the Lessor under the Lease Agreement in whole or in part.

“Regulations” mean these Regulations No. 1.1—RUL—LC(РЮЛ-ЛК) for Vehicles and Trailers Leasing. The Regulations are not a public offer.

“Leasing Subject” is a property specified in the relevant Appendix to the Agreement and transferred by the Lessor for temporary possession and use of the Lessee under the Agreement. The Leasing Subject is selected by the Lessee. The Leasing Subject under the Lease Agreement concluded in accordance with these Regulations may be the vehicles subject to compulsory registration at State Road Safety Inspectorate.

“Appendix to the Lease Agreement” is an Appendix to the Lease Agreement containing the conditions for the transfer of a specific Leasing Subject by the Lessor to the Lessee for temporary possession and use.

“Seller” is a legal entity or an individual (including an individual entrepreneur) from whom the Lessor acquires the Leasing Subject for transfer to the Lessee for temporary possession and use. The Seller is determined by the Lessee.

“PTS” means a vehicle certificate of ownership.

“Expenses” mean the expenses of the Lessor related to the payment by the Lessor of the amounts of fines, penalties, as well as any other expenses and/or expenses due to any violation by the Lessee of the terms of the Regulations and/or the Lease Agreement, and/or current legislation, as well as violations of the Traffic Laws of the Russian Federation, other regulations establishing requirements for road traffic, including violations of the rules for the carriage of goods, both in and outside the Russian Federation, as well as violations of other regulations establishing requirements for the use of the Leasing Subject, as well as due to the need to pay a recycling fee in relation to the Leasing Subject (regardless of whether the obligation to pay the utilization fee arose before or after the transfer of the Leasing Subject to the Lessor by the Seller).

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

“Average Annual Mileage Limit” means mileage of the Leasing Subject in accordance with the odometer counter values for 1 (one) year. The average annual mileage limit of the Leasing Subject is calculated as the ratio of the Maximum Mileage of the Leasing Subject to the number of full months of the lease term, multiplied by 12. For the purposes of determining the Average Annual Mileage Limit of the Leasing Subject, a year is understood as twelve calendar months following each other, starting from the date of transfer of the Leasing Subject to the Lessee for temporary possession and use and signing of the corresponding Certificate of Acceptance and Transfer of the Leasing Subject for possession and use of the Lessee.

“Party” means a party to the Lease Agreement.

“Policyholder” is a party to the Agreement, which is entrusted with the conclusion of the Insurance Contract for the Leasing Subject and/or the Civil Liability Insurance Contract of the vehicle owner in accordance with a specific Appendix to the Agreement.

“Insurer” is a legal entity that has the right to provide insurance services in accordance with the current legislation of the Russian Federation.

“Amount of Lease Payments” is the sum of all Lease Payments and Advance Payment under the relevant Appendix to the Lease Agreement.

“Amount of Unpaid Payments” is the amount of lease payments under the relevant Appendix to the Lease Agreement, increased by the Redemption Price under the relevant Appendix to the Lease Agreement, penalties and other payments due but not paid by the Lessee under the relevant Appendix to the Lease Agreement, net of payments (including Lease Payments, Advance Payment, payments of penalties, other payments paid by the Lessee under the relevant Appendix to the Agreement ) received by the Lessor from the Lessee under the relevant Appendix to the Agreement.

“Amount of Unpaid Payments under the Lease Agreement” is the amount of unpaid payments for all Appendices to the Lease Agreement.

“Amount of Early Performance of Obligations” means the amount of money specified in the relevant Appendix to the Lease Agreement and payable by the Lessee, which has no any breach of a Lease Agreement, the Lessor in case of early redemption of the Leasing Subject under the appropriate Appendix to the Lease Agreement.

“Amount of Payments Balance” is the amount of money specified in the relevant Appendix to the Lease Agreement and payable by the Lessee who has at least one violation of the Lease Agreement in case of early redemption of the Leasing Subject under the corresponding Appendix to the Lease Agreement.

“Tariffs” means universal Tariffs in the current version with all amendments and additions to them, approved by the Lessor and being a document containing rates for determining the cost of the Lessor’s services not specified in the Lease Agreement. Tariffs are an integral part of the Regulations. Tariffs can be changed by the Lessor on a unilateral basis at any time at its sole discretion. The Lessor shall inform the Lessee about the change in the Tariffs by posting the relevant information on the Lessor’s website. The Tariffs are not a public offer.

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

“EPTS” is an electronic vehicle certificate of ownership.

2.	Subject of the Lease Agreement

2.1	These Regulations govern the relations between the Lessor and the Lessee in the process of concluding, executing and terminating the Lease Agreement.

2.2

The Lessor shall purchase the property from the Sellers selected by the Lessee and provide the Lessee with the Lease Items selected by the Lessee for a fee for temporary possession and use for business purposes in accordance with the Appendices to the Lease Agreement. In respect of each Leasing Subject, the Parties sign the corresponding Appendix to the Lease Agreement, which is its integral part.

2.2.1

The complete specification of the Leasing Subject, allowing it to be identified, is indicated in the corresponding Appendix to the Lease Agreement. The name of the Seller of the Leasing Subject chosen by the Lessee is indicated in the corresponding Appendix to the Lease Agreement.

2.3	The Leasing Subject and the Seller are selected by the Lessee.

2.4

The Lessor does not bear responsibility for the choice of the Leasing Subject and the Seller, as well as for the compliance of the Leasing Subject with the purposes of its use, interests and expectations of the Lessee.

2.5

The Lessor and the Lessee in relation to the Seller are joint and several creditors, with the exception of the Lessee’s rights limited by applicable law and/or the Regulations and/or the Lease Agreement.

2.6

None of the provisions of the Lease Agreement and the Regulations give the Lessee the right to act on behalf of the Lessor or represent the Lessor to third parties and does not contain a power of attorney for the Lessee to act on behalf of the Lessor.

2.7

The Lessee may not fail to perform its obligations hereunder based on the fact that the Lessor’s representative failed to provide the Lessee (the Lessee’s representative) a notarized power of attorney.

2.8

The Asset Holder of the Leasing Subject is specified in the Lease Agreement. The Asset Holder calculates the depreciation of the Leasing Subject. It is allowed to apply an acceleration factor of no more than three to the basic rate of depreciation.

3.	Lease Term

3.1

The lease term of the Leasing Subject begins from the day the Leasing Subject is transferred into the possession and use of the Lessee and ends on the last calendar day of the month in which the Lease Payment Schedule established the last Lease Payment under the relevant Appendix to the Lease Agreement.

3.2

The lease expiration date can be specified in the Appendix to the Lease Agreement separately in the form of a calendar date for the convenience of practical use of the text of the corresponding Appendix to the Lease Agreement. In case of a discrepancy between the expiration date of the lease term specified in the form of a calendar date in the relevant Appendix to the Lease Agreement and the conditions for the termination of the Leasing Subject specified in the Regulations, the condition established in the Regulations shall prevail.

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

4.	The Procedure for Transferring the Leasing Subject

4.1

“Acceptance” means transfer of the Leasing Subject from the Lessor to the Lessee for possession and use at the address specified in the Appendix to the Lease Agreement, after the Lessor has received the Leasing Subject from the Seller.

4.2

The term for the transfer of the Leasing Subject is set in the Appendix to the Lease Agreement, but, in any case, it cannot be earlier than the transfer of the Leasing Subject from the Seller to the Lessor.

4.3	The Lessee is not entitled to accept the Leasing Subject directly from the Seller.

4.4

Acceptance and transfer of the Leasing Subject shall be confirmed in the form of an Acceptance and Transfer Certificate for the Leasing Subject into the possession and use of the Lessee signed by the Lessor and the Lessee.

4.5

If the Leasing Subject is registered by the Traffic Police for the Lessee, the Acceptance and Transfer Certificate for the Leasing Subject into the possession and use of the Lessee shall be signed in three original copies having equal legal force, one for each of the Parties and one for submission to the Traffic Police. If the Leasing Subject is registered by the Traffic Police for the Lessor, the Acceptance and Transfer Certificate of the Leasing Subject into the possession and use of the Lessee shall be signed in two original copies having equal legal force, one for each of the Parties.

4.6

All risks, including accidental loss or damage to the Leasing Subject, as well as the risk of the owner of a source of increased danger shall be transferred to the Lessee from the date of signing the Certificate of Acceptance and Transfer of the Leasing Subject from the Lessor to the Lessee.

4.7

All claims regarding the quality of the Leasing Subject, its completeness, delivery time, etc. are presented by the Lessee directly to the Seller of the Leasing Subject. However, the Lessee does not have the right to demand termination of the Sale and Purchase Agreement or replacement of the Leasing Subject, if the Lessor has not expressed in writing its consent to the termination of the Sale and Purchase Agreement or replacement of the Leasing Subject. The Lessor does not have any obligations to provide such consent. The Lessor is not liable to the Lessee for the fulfilment by the Seller of the requirements related to the procedure and timeliness of the transfer of the Leasing Subject, its completeness and quality.

4.7.1

In case of violation by the Seller timing of transfer the Leasing Subject for Purchase and Sale Agreement the Lessee has the right to require the Seller to pay a penalty for delay in transfer of the Leasing Subject under the Purchase and Sale Agreement in part, proportional to the amount of payments, including Advance Payments and Lease Payments that the Lessee has made to the Lessor according to the relevant Appendix to the Lease Agreement prior to the date of transfer of the Leasing Subject for temporary possession and use (leasing) to the Lessee.

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

4.8

The Leasing Subject can be registered by the Traffic Police, as well as, if necessary, with other state bodies, for the Lessor or the Lessee. If the powers of the Traffic Police for the state registration of vehicles are transferred to another authorized body, for the purposes of these Regulations and the Lease Agreement, the registration of the Leasing Subject by the Traffic Police will mean the registration of the Leasing Subject with the authorized body to which the powers for state registration of vehicles have been transferred. The party to the Lease Agreement, for which the registration of the Leasing Subject in the traffic police is carried out, is determined in the corresponding Appendix to the Lease Agreement.

4.9

If the Leasing Subject is registered by the Traffic Police for the Lessor, the corresponding Appendix to the Lease Agreement determines the procedure for the transfer of the Leasing Subject to the Lessee and the registration of the Leasing Subject by the Traffic Police. The Leasing Subject is registered at the Traffic Police before its transfer to the Lessee, or the Leasing Subject is registered at the Traffic Police after the transfer to the Lessee. By signing the Lease Agreement the Lessee acknowledges and agrees that the delay in the state registration of the Leasing Subject in the Traffic Police, including such reasons as unreadable identification numbers of the Leasing Subject, the need for duplicate PTS, including due to the end of the empty fields in the existing PTS for the Leasing Subject, the need to carry out examinations, inspection of the Leasing Subject to identify numbers of the Leasing Subject, the fact of making corrections to them, the Insurer’s refusal to conclude an Insurance Contract for the Leasing Subject for any reason, does not relieve the Lessee from the obligation to make Lease Payments in the amount and on time specified in the relevant Appendix to the Lease Agreement, except for cases when such a delay occurred solely through the fault of the Lessor.

4.9.1

If the Appendix to the Lease Agreement specifies that the Leasing Subject is registered for the Lessor and the registration of the Leasing Subject in the Traffic Police is carried out after the transfer of the Leasing Subject to the Lessee, the Lessee shall provide drivers for delivery of the Leasing Subject to the Traffic Police for registration without additional payment. The date, time, as well as the need for such provision of drivers shall be determined by the Lessor.

4.10

If the Appendix to the Lease Agreement establishes that the Leasing Subject is registered by the Traffic Police for the Lessee, the Lessee shall register the Leasing Subject at the Traffic Police on its own and at its own expense within the time limits stipulated by the current legislation.

If the vehicle passport (PTS) for the Leasing Subject is issued on paper, the original vehicle passport (PTS) for the Leasing Subject shall be transferred to the Lessee at the time of signing the Acceptance and Transfer Certificate for the Leasing Subject to the possession and use of the Lessee in accordance with the relevant Appendix to the Lease Agreement. Within 5 (Five) business days from the date of registration of the Leasing Subject by the Traffic Police (but in any case not later than 10 (Ten) working days from the date of signing the Acceptance and Transfer of the Leasing Subject to the possession and use of the Lessee), the original PTS with marks on the state registration of the Leasing Subject in the Traffic Police for the Leasing Subject must be returned to the Lessor, and the registration plates and the vehicle registration certificate shall remain with the Lessee.

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

4.11

If the person whom the Leasing Subject is registered for at the Traffic Police differs from the person who is the Insurer under the Contract of Compulsory Civil Liability Insurance of the vehicle owner, drawn up on paper, the person being the Insurer under the Contract of Compulsory Civil Liability Insurance of the vehicle owner shall be obliged to transfer to the person, which the Leasing Subject is registered for at the Traffic Police, an OSAGO insurance policy (or ensure its transfer by the Insurer) required for registration of the Leasing Subject by the Traffic Police, no later than 1 (One) working day prior to the date the obligation arises to fulfill the obligation to register the Leasing Subject at the Traffic Police. Failure to comply with this clause of the Regulations by one of the Parties to the Lease Agreement entitles the other Party to the Lease Agreement to a commensurate increase in the period of registration of the Leasing Subject at the Traffic Police and/or the period for transferring the Leasing Subject to the Lessee according to the relevant Appendix to the Lease Agreement, and/or the term for the return of PTS, drawn up on paper, the Lessor, depending on which of the Parties to the Lease Agreement the Leasing Subject is registered by the Traffic Police.

4.12

If the Leasing Subject is registered at the Traffic Police for the Lessor, the Lessor shall transfer to the Lessee together with the Leasing Subject a certificate of registration of the Leasing Subject (transferred not earlier than the Leasing Subject is registered at the Traffic Police), 2 (Two) state registration marks (transferred not earlier than the registration of the Leasing Subject at the Traffic Police), one set of keys, including a remote control for the alarm (if any), an OSAGO insurance policy (if it is issued on paper), an operating manual for the Leasing Subject (if any), a service book of the Leasing Subject (if any). Paper-based vehicle certificate of ownership (PTS) and the remaining sets of keys shall be kept by the Lessor being the owner of the Leasing Subject.

4.13

If the Leasing Subject is registered by the Traffic Police for the Lessee, together with the Leasing Subject the Lessor shall transfer to the Lessee: one set of keys, including a remote control for the alarm (if any), a compulsory MTPL insurance policy drawn up on paper (if the Insured under the contract of compulsory civil liability insurance of the owner The Vehicle is the Lessor), the instruction manual for the Leasing Subject (if any), the service book of the Leasing Subject (if any). The remaining sets of keys are kept by the Lessor being the owner of the Leasing Subject. After the registration of the Leasing Subject by the Traffic Police, paper-based vehicle certificate of ownership (PTS) shall be transferred by the Lessee to the Lessor within the time frame specified by the Regulations.

4.14

If the Leasing Subject, for which an EPTS is available, is registered by the Traffic Police for the Lessee, the latter must provide the Lessor with a copy of the vehicle registration certificate no later than 3 (three) business days from the date the vehicle is registered by the Traffic Police.

4.15

If it is necessary to register in the system of electronic passports for vehicles (EPTS), the Lessee independently provides such registration. The Lessor is not responsible for losses incurred by the Lessee due to the lack of registration in the electronic vehicle certificates of ownership (EPTS) system.

5.	Calculations

5.1

The Lessee, in accordance with the terms of the Lease Agreement and the corresponding Appendix to the Lease Agreement, shall pay to the Lessor the Advance Payment, Lease Payments, Commission Fee, Security Deposit, as well as other payments provided by the corresponding Appendix to the Lease Agreement.

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

5.1.1

Each payment under the Lease Agreement, including penalties, expenses, payments for additional services, must be made by the Lessee in a separate payment order with a mandatory reference to the date and number of the Lease Agreement and the invoice issued by the Lessor to the Lessee. Upon receipt of a payment made in violation of this clause of the Regulations, the Lessor shall have the right solely at its discretion not to accept the received payment, returning it back to the Lessee, or set off the received payment towards repayment of the Lessee’s unfulfilled obligations under any of the agreements concluded between the Lessor and the Lessee without accounting for the purpose of payment specified by the Lessee in such a payment order.

In addition, and regardless of whether the date and number of the Lease Agreement and the invoice are indicated in the payment order in relation to any payment received by the Lessor, the Lessee by signing the Agreement grants the Lessor the right to set off the received payment towards repayment of the Lessee’s unfulfilled obligations under any of the Appendices to the Lease Agreement or under any of the agreements concluded between the Lessor and the Lessee, not taking into account the purpose of the payment specified by the Lessee in such a payment order, and the Lessor can exercise this right at any time at its discretion.

5.1.2

Performance by the Lessee of the Lease Payments in accordance with the terms and conditions of the Regulations and the Lease Agreement is carried out regardless of the receipt by the Lessee of the Leasing Subject in possession, as well as the actual use of the Leasing Subject.

5.2	The amount of Lease Payments is indicated in the corresponding Appendix to the Lease Agreement.

5.3

Lease Payments shall be made by the Lessee to the Lessor in accordance with the Lease Payments Schedule (column “Lease Payments Due”) set forth in the corresponding Appendix to the Lease Agreement. In this case, the dates of payments specified in the Lease Payments Schedule shall be the dates before which the Lease Payments must be received on the correspondent account at the Lessor’s bank.

5.4	The amount of the Advance Payment is set in the appropriate Appendix to the Lease Agreement.

The Lessee shall pay the Advance Payment to the Lessor within the period specified in the relevant Appendix to the Lease Agreement. The Appendix to the Agreement may provide for the Advance Payment to be made by installments. Upon reception of the Advance Payment or a part thereof (if the Advance Payment is made by installments according to the relevant Appendix to the Lease Agreement), the Lessor shall pay the cost of the Leasing Subject to the Seller in accordance with the terms of the Purchase and Sale Agreement.

5.4.1

If the relevant Appendix to the Lease Agreement provides for the Advance Payment to be made by installments, the Lessor shall have the right to change the date of payment of the second part of the Advance Payment on unilateral basis. The notice of the change in the date of payment of the second part of the Advance Payment shall be sent by the Lessor to the Lessee at the Lessee’s e-mail address specified in the Lease Agreement.

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

5.4.2

If the Lessor fails to receive any part of the Advance Payment (with no Lessor’s fault) under the relevant Appendix to the Lease Agreement, as a result of which the effect of the relevant Appendix to the Lease Agreement has been terminated, all parts of the Advance Payment previously paid under the relevant Appendix to the Lease Agreement shall be offset against the unfulfilled obligations of the Lessee under the other Appendices to the Lease Agreement.

5.4.3

For the avoidance of doubt, any interests on the Advance Payment, Security Deposit, as well as on other payments under the Lease Agreement, the Lessee made in advance (as an Advance Payment), in favor of the Lessee and not charged to the Lessee the Lessor shall not be paid.

5.5

The amount of the Security Deposit is established by the relevant Appendix to the Lease Agreement. The Lessee shall pay to the Lessor the Security Deposit within 5 (Five) working days from the date of signing the relevant Appendix to the Lease Agreement, unless another term is established by the corresponding Appendix to the Lease Agreement.

5.6

The Lessee shall pay to the Lessor the Commission Fee in the amount specified in the relevant Appendix to the Lease Agreement, no later than the Advance Payment or the first part of the Advance Payment is made, if, according to the terms of the corresponding Appendix to the Lease Agreement, the Advance Payment to be paid by installments.

5.6.1

The Commission Fee is not included in the Amount of Lease Payments. The Commission Fee shall be paid by the Lessee as a separate payment. Upon reception of the first payment under the appropriate Appendix to the Lease Agreement, the Lessor shall have the right (regardless of the purpose of payments) to primarily repay the obligation of the Lessee to pay Commission Fees under the relevant Appendices to the Lease Agreement out of incoming payment, and to take into account the remainder payment as other payments due provided for by the corresponding Appendices to the Lease Agreement (depending on the sufficiency of cash funds received).

5.6.2

One-time services for organizing the provision by the Lessor to the Lessee of the Leasing Subject for temporary possession and use according to the relevant Appendix to the Lease Agreement shall be deemed to be by the Lessor as of the date of transfer of the Leasing Subject from the Lessor to the Lessee for temporary possession and use according to the corresponding Appendix to the Lease Agreement, and if the corresponding Appendix to the Lease Agreement has been terminated for any reason before the transfer of the Leasing Subject from the Lessor to the Lessee for temporary possession and use, one-time services for organizing a lease transaction under the relevant Appendix shall be deemed have been provided by the Lessor on the date of termination of the relevant Appendix to the Lease Agreement.

5.7

If the Lessor renders Information services to the Lessee, the Lessee shall pay the Lessor the cost of the Information service in the amount specified in the corresponding Appendix to the Lease Agreement, no later than the Advance Payment or the first part of the Advance payment is made, if, according to the terms of the corresponding Appendix to the Lease Agreement, the Advance Payment to be made by installments.

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

5.7.1

The cost of the Information Service is not included in the Lease Payments Amount. The cost of the Information Service shall be paid by the Lessee in a separate payment. Upon the reception of the first payment under the appropriate Appendix to the Lease Agreement, the Lessor shall have the right (regardless of the specified purpose of payments) to primarily repay the obligation of the Lessee to pay the cost of information services under the appropriate Appendix to the Lease Agreement out of incoming payment, and the remaining part of the payment shall be taken into account as other payments due provided for by the relevant Appendix to the Lease Agreement (depending on the sufficiency of cash funds received).

5.7.2

The information service related to the Leasing Subject under the relevant Appendix to the Lease Agreement shall be deemed to be provided by the Lessor as of the date of transfer of this Leasing Subject from the Lessor to the Lessee for temporary possession and use, and if the Leasing Subject has not been transferred for any reason from the Lessor to the Lessee for temporary possession and use according to the relevant Appendix to the Lease Agreement, the Information Service is deemed to have been provided by the Lessor on the date of termination of the relevant Appendix to the Lease Agreement.

5.7.3	Signature affixed by the Lessee to the Lease Agreement shall mean that the Lessee confirms the following:

•

The Lessor shall provide the Lessee with information on the number of units of property specified in the Appendix to the Lease Agreement that correspond to the technical and functional characteristics declared by the Lessee, prior to signing the corresponding Appendix to the Lease Agreement;

•

The Lessee shall choose the most suitable for him (including the technical and functional characteristics) property unit as the Leasing Subject, from among the property, the information on which was provided by the Lessor to the Lessee, independently, guided solely by its own interests, expectations and purposes of using the Leasing Subject, and shall bear all the risks associated with such a choice;

•

The Lessee fully realizes and understands that the provision of Information Service does not indicate that the Lessor shall choose the Leased Asset for the Lessee and does not imply intrusion of any goods, works and services to the Lessee;

•

The information service is provided by the Lessor for informational purposes only, all information is provided by the Lessor to the Lessee for the reference, leaving the choice of the Leasing Subject to the Lessee;

•

The Lessor shall not bear responsibility for the availability of the property unit, on which the Lessor has informed the Lessee, at the sellers of the property, for the quality of the property unit, for the coincidence of the characteristics of the property with those presented in the Leasing Subject chosen by the Lessee, as well as for the maintenance of such property and the Leasing Subject selected by the Lessee.

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

5.7.4

By signing the Lease Agreement, the Parties agreed that the Lessor has the right not to store information about those units of property information about which was provided by the Lessor to the Lessee for the purpose of providing the Information Service, but which were not selected by the Lessee as the Leasing Subject. The Lessee shall independently determine the need to store the information specified in this clause hereof and bear the risks associated with its absence.

5.8

The amounts of all payments that the Lessee is obliged to pay in accordance with a specific Appendix to the Lease Agreement (including, but not limited to Commission Fee, Advance Payment, Security Deposit, Lease Payments and the Redemption Price of the Leasing Subject) are determined in the Currency of the Lease Agreement, which is specified in the Lease Agreement.

5.9

If the Currency of the Sale and Purchase Agreement, concluded for the subsequent transfer of the Leasing Subject to leasing according to the relevant Appendix to the Lease Agreement, differs from the Currency of the Lease Agreement, the Lessee, if the Sale and Purchase Agreement provides for making more than one payment, shall, by the demand of the Lessor, within 5 (Five) calendar days pay to the Lessor an amount in cash equal to the difference between the actual amount in rubles received by the Lessor as an Advance Payment under the relevant Appendix to the Lease Agreement and the amount of the first Advance Payment payable by the Lessor to the Seller under the Sale and Purchase Agreement of the Leasing Subject, which is transferred to the Lessee in leasing under the relevant Appendix to the Lease Agreement, calculated in rubles in accordance with the terms of the Sale and Purchase Agreement as of the date of receipt of the Advance Payment under the relevant Appendix to the Lease Agreement to the correspondent account of the Lessor’s bank.

5.10

Unless otherwise is specified in the Appendix to the Lease Agreement, Advance Payment, Security Payment, Commission Fee, Lease Payments, Payments for Additional Services, the Redemption Price of the Leasing Subject, forfeits (penalties, fines), as well as all other payments under the relevant Appendix to the Lease Agreement shall be made by the Lessee in rubles at the exchange rate of the Lease Agreement established by the Bank of Russia on the date of payment. If the rate of the Currency of the Lease Agreement established by the Bank of Russia on the date of payment has increased by more than 1% (one percent) from the date of payment to the date of crediting the funds to the correspondent account of the Lessor’s bank, the Lessee undertakes to make an additional payment in the amount of the resulting difference in rubles upon the request (invoice) of the Lessor within 5 (five) business days from the date of receipt of such a request (invoice). For the purposes of this clause hereof, the “date of payment” is the date when funds are debited from the Lessee’s bank account.

5.11

If the Currency of the Purchase and Sale Agreement, concluded for the subsequent transfer of the Leasing Subject to the possession and use of the Lessee in accordance with the relevant Appendix to the Lease Agreement, differs from the Currency of the Lease Agreement, or the Currency of the Purchase and Sale Agreement under the terms of the Sale and Purchase Agreement is converted into rubles at fixed rate and if the Currency of the Lease Agreement differs from the Russian ruble, the Lease Payments shall be multiplied by “K” ratio.

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

In this case, the coefficient “K” is equal to the ratio of Amount 1 to Amount 2.

Amount 1 is the amount in cash that has already been actually paid by the Lessor under the Sale and Purchase Agreement, concluded for the subsequent transfer of the Leasing Subject to the possession and use of the Lessee in accordance with the relevant Appendix to the Lease Agreement, and expressed in the Currency of the Lease Agreement at the rate of the Bank of Russia as of the date of execution of these payments by the Lessor to the Seller, minus the amount of the Advance Payment under the relevant Appendix to the Lease Agreement, expressed in the Currency of the Lease Agreement at the rate of the Bank of Russia as of the date of the payment. The Lessor, upon the written request of the Lessee, provides the Lessee with copies of payment orders to the bank for payment to the Seller with the bank’s note of execution.

Amount 2 is the amount in cash which, in accordance with the Purchase and Sale Agreement, concluded for transfer of the Leasing Subject in possession and use to the Lessee under the appropriate Appendix to the Lease Agreement has to be paid by the Lessor to the Seller, and denominated in the Currency of the Lease Agreement by recalculation from the Currency of the Purchase and Sale Agreement using the Bank of Russia rates for the Currency of the Lease Agreement and the Currency of the Purchase and Sale Agreement as of the date of exchange rate conversion specified in the Lease Agreement, minus the Advance Payment amount denominated in the Currency of the Lease Agreement at the Bank of Russia rate as of the date of payment.

The Lessor shall notify the Lessee of the change in the Lease Payments Amount under the relevant Appendix to the Lease Agreement, including the Lease Payments Schedule, by sending the Lessee a corresponding notification, which is an integral part of the Lease Agreement. Refusal and/or evasion by the Lessee from receiving notification of the change in the Lease Payments Amount under the relevant Appendix to the Lease Agreement, as well as the Lessee’s absence at the location and/or at the last known address of the Lessee indicated in the last signed Appendix to the Lease Agreement, shall not constitute the grounds for releasing the Lessee from the obligation to make payments in the changed amount. The Lease Payments Amount under the relevant Appendix to the Lease Agreement is deemed to have been changed on the date specified in the notice of change in the Lease Payments Amount under the relevant Appendix to the Lease Agreement.

5.12

All payments under the Lease Agreement made by the Lessee in full (without withholding or deduction, without any counterclaims for the offset by the Lessee against any obligations between the Lessor and the Lessee, and without any third party claims to the Lessor for the offset pursuant to any obligations of the Lessee under the Lease Agreement) by bank transfer of the amount of the next payment to the current account of the Lessor.

5.13

In case of an overpayment of the next Lease Payment under the relevant Appendix to the Lease Agreement, the amount of the overpayment shall be counted towards the repayment of the corresponding part of the Lease Payment under any of the Appendices, and in case of an overpayment of the Advance Payment under the relevant Appendix to the Lease Agreement, the amount of the overpayment of the Advance Payment shall be counted towards the repayment of the corresponding part of the next Lease Payment under the relevant Appendix to the Lease Agreement or Advance Payment under any of the Appendices without additional notifications (notices) from the Lessor.

For the avoidance of doubt, the interests for the use of the specified amount of overpayment, provided for in Article 395 of the Civil Code of the Russian Federation shall not be charged and paid by the Lessor to the Lessee.

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

5.14

Any payment under the Lease Agreement is deemed to have been made only after the entire amount of the corresponding payment has been received on the correspondent account of the Lessor’s bank. In the event that payments due in accordance with the terms of the Lease Agreement are paid by installments, the respective payment shall be deemed to have been made at the time the Lessor receives the last part of the respective payment. At the request of the Lessor, the Lessee undertakes to provide written evidence of payment.

5.15

Delay in transferring the Leasing Subject by the Seller to the Lessor under the Purchase and Sale Agreement against the terms agreed in the Purchase and Sale Agreement, and, accordingly, the delay if transferring the Leasing Subject in the possession and use of the Lessee shall not relieve the Lessee from the obligation to pay the Lease Payments under the appropriate Appendix to the Lease Agreement in the amount of and within the time frame established by the relevant Appendix to the Lease Agreement, except for the cases when such a delay occurred solely by the fault of the Lessor.

5.16

In case of changes in tax and similar payments related to the Leasing Subject and/or the Lease Agreement (payments under the Lease Agreement and/or under the relevant Appendix to the Lease Agreement) that the Lessor is obliged to pay, the Lessor shall have the right to unilaterally change the amount of payments as for all Appendices to the Lease Agreement and one or part of the Appendices to the Lease Agreement, and the Lessee undertakes to unconditionally make payments in the modified amount. The Lessor shall notify the Lessee of the change in the amount of payments both under all Appendices to the Lease Agreement and under one or part of the Appendices to the Lease Agreement by sending the Lessee a corresponding notification (notifications), which is an integral part of the Lease Agreement. Refusal and/or evasion of the Lessee from receiving a notice of changes in the amount of payments, as well as the absence of the Lessee at the location and/or at the last known address of the Lessee indicated in the last signed Appendix to the Lease Agreement, shall not constitute grounds for releasing the Lessee from the obligation to make payments in the changed amount. The amounts of payments shall be deemed to be changed on the date specified in the notice of change in the amounts of payments.

5.17

With an increase in the cost of Leasing Subject under the Purchase and Sale Agreement, the Lessor shall have the right to unilaterally increase the Lease Payments Amount under the appropriate Appendix to the Lease Agreement by the amount, by which the cost of the Leasing Subject under the Sale and Purchase Agreement increase or has been increased. At the same time, the Lessor shall be entitled, at its discretion, to increase either the Advance Payment, or the Lease Payments Amount, or the Advance Payment and the Lease Payments Amount under the relevant Appendix to the Agreement. The Lessor shall notify the Lessee of the change in the Lease Payments Amount under the relevant Appendix to the Agreement by sending the Lessee a corresponding notification, which is an integral part of the Lease Agreement. Refusal and/or evasion of the Lessee from receiving notification of the change in the Lease Payments Amount according to the relevant Appendix to the Agreement, as well as the Lessee’s absence at the location and/or at the last known address of the Lessee indicated in the last signed Appendix to the Lease Agreement shall not constitute the grounds for releasing the Lessee from the obligation to make payments in the changed amount. The Lease Payments Amount under the relevant Appendix to the Lease Agreement shall be deemed to have been changed on the date specified in the notice of change in the Lease Payments Amount.

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

5.18

“Actual Payment Date” in this clause of the Regulations means the date the funds are debited from the Lessor’s current account in payment of the Leasing Subject under the Sale and Purchase Agreement, concluded for the subsequent transfer of the Leasing Subject to the possession and use of the Lessee in accordance with the relevant Appendix to the Lease Agreement, on one of the following conditions:

(a)	the amount of funds debited from the Lessor’s settlement account exceeds the Advance payment of the Lessee according to the relevant Appendix to the Lease Agreement;

(b)

before writing off this amount from the current account of the Lessor, the Lessor has already paid the Seller under the Sale and Purchase Agreement, concluded for the subsequent transfer of the Leasing Subject to the possession and use of the Lessee in accordance with the relevant Appendix to the Lease Agreement, the amount equal to or exceeding the Advance Payment of the Lessee under the corresponding Appendix to the Lease Agreement.

“Date of First Lease Payment” in the present clause of the Regulations means the calendar date indicated in Lease Payments Schedule under the appropriate Appendix to the Lease Agreement until which Lease Payment, indicated with number 1 in Lease Payments Schedule under the appropriate Appendix to the Lease Agreement shall be paid by the Lessee to the Lessor, in particular, shall be credited to the correspondent account at the Lessor’s bank.

“Time Period from the Actual Payment Date” in this clause of the Regulations means the period of time starting on the Date of Actual Payment and ending on the last calendar day preceding the Date of the First Lease Payment under the relevant Appendix to the Lease Agreement.

The Lessor shall have the right to unilaterally change the Lease Payments Amount and/or make the following changes to the Lease Payments Schedule under the relevant Appendix to the Lease Agreement upon the occurrence of the circumstances specified in this clause of the Regulations:

(1)

If the Time Period from the Date of Actual Payment is less than 15 (Fifteen) calendar days, the Lessor shall have the right, at its discretion, to postpone the Date of the First Lease Payment in accordance with the relevant Appendix to the Lease Agreement so that the Time Period from the Date of Actual Payment is at least 15 (Fifteen) calendar days, but not more than 45 (Forty five) calendar days.

(2)

If the Time Period from the Date of Actual Payment is more than 45 (Forty-five) calendar days, the Lessor has the right, at its discretion, to postpone the Date of the first Lease Payment according to the corresponding Appendix to the Lease Agreement back so that the Time Period from the Date of Actual Payment is no more than 45 (Forty-five) calendar days, but not less than 15 (Fifteen) calendar days.

When postponing the Date of the First Lease Payment under the relevant Appendix to the Lease Agreement in accordance with this clause of the Regulations, the dates of subsequent Lease Payments under the relevant Appendix to the Lease Agreement shall also be postponed, which is reflected by the Lessor in the Lease Payment Schedule under the corresponding Appendix to the Lease Agreement.

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

The Lessor shall notify the Lessee of the change in the Lease Payments Schedule under the relevant Appendix to the Lease Agreement by sending the Lessee a corresponding notification, which is an integral part of the Lease Agreement. Refusal and/or evasion of the Lessee from receiving notification of changes in the Lease Payments Schedule under the relevant Appendix to the Lease Agreement, as well as the Lessee’s absence at the location and/or at the last known address of the Lessee specified in the last signed Appendix to the Lease Agreement, shall not constitute the grounds for releasing the Lessee from the obligation to make payments under the corresponding Appendix to the Lease Agreement in the changed amount. The Lease Payments Schedule under the relevant Appendix to the Lease Agreement shall be deemed to be changed on the date specified in the notice of changes in the Lease Payments Schedule under the relevant Appendix to the Lease Agreement.

Exclusively for ease of use, the change in the Lease Payments Schedule under the relevant Appendix to the Lease Agreement in accordance with this clause of the Regulations is referred to in the documents related to the Lease Agreement as a change in the Lease Payments Schedule due to the change in the date of the investment.

5.19

If the Lessee, within 10 (ten) business days following the date of the end of the lease term of the Leasing Subject under the relevant Appendix to the Lease Agreement, has not returned the Leasing Subject to the Lessor or the ownership right to the Leasing Subject under the relevant Appendix to the Lease Agreement has not been transferred by the Lessor to the Lessee (with no Lessor’s fault), the Lessee shall make payments to the Lessor under the relevant Appendix to the Lease Agreement (not included in the Lease Payments Amount) for the entire period of possession and use of the Leasing Subject, which starts from the first calendar day following the date of the end of the lease term of the Leasing Subject under the corresponding Appendix to the Lease Agreement, and ends at the date the Lessee returns the Leasing Subject to the Lessor or at the date of transfer of the Leasing Subject to the ownership of the Lessee according to the corresponding Appendix to the Lease Agreement (hereinafter the “Additional Lease Term”).

5.19.1

The amount of payments for each day of the Lease Payments shall be equal to one-thirtieth of the Lease Payments Amount under the relevant Appendix to the Lease Agreement, divided by the number of months of the lease term under the relevant Appendix to the Lease Agreement, unless the Parties have agreed on a different amount.

5.20

Provided that the Lessee has no arrears in paying the Lease Payments, the due date of which has come, forfeits due and other unpaid payments due by the Lessee under the Lease Agreement, the Lessee shall be entitled to pay ahead of schedule a part of the Lease Payments, the due date of which has not arrived (hereinafter the “Partial Advanced Discharge of Obligations”).

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

5.20.1	Partial Early Fulfillment of the Lessee’s Obligations under the relevant Appendix to the Lease Agreement shall be made under with the following conditions:

•

The Lessee shall notify the Lessor in writing at least 5 (Five) working days prior to the date of payment of the next Lease Payment under the Lease Payment Schedule of its intention to partially perform the Lessee’s obligations ahead of schedule. The notice of the Partial Early Performance of the Lessee’s Obligations shall specify the amount of the Partial Early Performance of the Lessee’s Obligations, which cannot be less than the amount of the next Lease Payment under the Lease Payment Schedule;

•

In case of the Lessor consent to the Partial Early Performance of the Lessee’s Obligations, it shall notify the Lessee of the terms of the Partial Early Performance of the Lessee’s Obligations and the monetary amount the Lessee must pay to the Lessor for the Lessor’s execution of the documents relating to the Partial Advanced Discharge of Obligations;

•

Prior to the date of the next Lease Payment under the Lease Payment Schedule, the Lessee shall pay the Lessor the amount of the Partial Early Performance of the Lessee’s Obligations, as well as the amount for the execution by the Lessor of documents related to the Partial Advanced Discharge of the Lessee’s Obligations in accordance with the invoice issued by the Lessor, as well as the amount of the next Lease Payment under the Lease Payment Schedule (if it is not paid yet);

•

upon fulfillment by the Lessee of the conditions stipulated by this clause of the Regulations, the parties shall sign an additional agreement to the Lease Agreement on changing the Lease Payments Amount and the Lease Payments Schedule.

5.20.2

The Lessee’s failure to meet its obligations regarding the payment of the amount of the Partial Early Performance of the Lessee’s Obligations, the monetary amount for the Lessor’s execution of the documents related to the Partial Early Performance of the Lessee’s Obligations, as well as the Lessee’s failure to sign the Addendum to the Lease Agreement to amend the Lease Payment Amount and the Lease Payment Schedule shall constitute the Lessee’s waiver of the Partial Early Performance of the Lessee’s Obligations, whereas the Lease Agreement shall remain in effect on the former terms and conditions.

In case of partial payment by the Lessee of the amount of the Partial Advanced Discharge of the Lessee’s Obligations, as well as the amount of money for the execution by the Lessor of documents related to the Partial Advanced Discharge of the Lessee’s Obligations, the Lessor shall be entitled, solely at its discretion:

•	not to accept partial payment of the amount of Partial Advanced Discharge of Obligations, returning it back to the Lessee, or

•

set off a partial payment of the amount of Partial Advanced Discharge of Obligations towards repayment of the Lessee’s unperformed obligations under any of the agreements entered into between the Lessor and the Lessee, without regard to the purpose of payments specified by the Lessee in the payment orders.

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

In addition and regardless of whether the Lease Agreement number and date are specified in a payment order regarding the respective payment received by the Lessor, the Lessee does hereby authorize the Lessor to set off the aforesaid payments towards any outstanding obligations of the Lessee under any agreement entered into by and between the Lessor and the Lessee, ignoring the purpose of those payments stated by the Lessee in the respective payment orders, and the Lessor may at any time enjoy the aforesaid authorization at its sole discretion.

In the cases specified in this clause of the Regulations, the amount received by the Lessor for the execution of documents related to the Partial Early Fulfillment of the Lessee’s Obligations shall be withheld by the Lessor as compensation for the costs of processing the Lessee’s request for Partial Early Fulfillment of Obligations under the Lease Agreement and shall not be returned to the Lessee.

5.20.3

In case of early payment by the Lessee of all Lease Payments, the deadline for payment of which has not come (complete early fulfillment of obligations of the Lessee), the provisions of Section 11 of the Regulations governing the early redemption of the Leasing Subject shall be applied to the parties.

6.	The Procedure for Determining the Cost of Leasing Services

This article hereof exclusively determines the procedure for calculating the cost of leasing services of the Lessor, is used by the Parties to the Lease Agreement in accounting and tax accounting and does not change the amount and frequency of payments payable by the Lessee to the Lessor under the Lease Agreement, as well as other obligations of the Parties under the Lease Agreement.

6.1

The cost of leasing services (in the Currency of the Lease Agreement) rendered by the Lessor to the Lessee on a monthly basis according to the relevant Appendix to the Agreement during the lease term (hereinafter referred to as “Lease Payment to be Accrued”) is indicated in the Lease Payments Schedule for the corresponding Appendix to the Agreement (column “Leasing Payments to be Accrued”).

6.2

When the Lease Payments Amount is changed under the corresponding Appendix to the Agreement, the Lease Payments Amount to be Accrued shall be recalculated from the month of the change in the Lease Payments Amount under the respective Appendix to the Agreement. Lease Payments to be Accrued corresponding to leasing services rendered prior to the month in which the change in the Lease Payments Amount under the relevant Appendix to the Agreement occurred, shall remain unchanged.

6.3

The amount of the Lease Payment to be Accrued according to the corresponding Appendix to the Agreement in the last month of the lease term does not depend on the period of actual use of the Leasing Subject by the Lessee in that month.

6.4

The date of provision of monthly leasing services in the amount of the Lease Payment to be Accrued under the relevant Appendix to the Agreement is the last calendar day of the reporting month of the lease term, unless otherwise provided for by the Lease Agreement.

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

7.	Rights to the Leasing Subject

7.1	Ownership of the Leasing Subject is vested in the Lessor.

7.2

From the date of signing the Certificate for Acceptance and Transfer of the Leasing Subject into possession and use in accordance with the relevant Appendix to the Lease Agreement, the right to own and use the Leasing Subject belongs to the Lessee.

7.3

If any parts and/or assemblies of the Leasing Subject are replaced during the validity period of the relevant Appendix to the Lease Agreement, they shall become an integral part of the Leasing Subject.

7.4

The Lessee shall have the right, with the prior written consent of the Lessor, to improve the Leasing Subject. Any improvements made by the Lessee with the consent of the Lessor, as well as without it, regardless of whether these improvements are inseparable or separable, are not subject to return or compensation to the Lessee in cash or in any other form. If the ownership to the Leasing Subject has not been transferred to the Lessee (or to the person specified by the Lessee) in accordance with the terms and conditions of the relevant Appendix to the Agreement, the ownership of improvements to the Leasing Subject made by the Lessee during the lease term of the Leasing Subject shall be transferred to the Lessor at the date of return of the Leasing Subject, without payment of any compensation to the Lessee or third parties.

7.5

The Lessee is not entitled to alienate the Leasing Subject, replace it with other property, encumber the Leasing Subject in any way, assign and transfer its rights in full or in part under the Agreement to third parties without the prior written consent of the Lessor.

7.6

The Lessee does hereby agree and acknowledge that the Lessor has the right to pledge, alienate the Leasing Subject, pledge, assign or transfer its rights and obligations under the Lease Agreement and/or the appropriate Appendix to the Lease Agreement in full or in part to third parties, and any additional (special) agreement with the Lessee is not required for all of the above actions. However, this Lease Agreement shall remain in full force and effect should the Leased Asset owner be replaced. In case the relevant Appendix to the Lease Agreement provides for the transfer of the Leasing Subject to the ownership of the Lessee, the latter is not entitled to demand termination of the pledge of the Leasing Subject and/or termination of the pledge or other encumbrances of the rights and obligations under the Lease Agreement before the Lessee fulfills all obligations under the Lease Agreement in full, if, as a result of such fulfillment, the obligation of Lessor to transfer the Leasing Subject to the ownership of the Lessee in accordance with the Lease Agreement arises. In case the transfer of ownership of the Leasing Subject to the Lessee is not provided for by the relevant Appendix to the Lease Agreement, the Lessee is not entitled to demand termination of the pledge of the Leasing Subject and/or termination of the pledge or other encumbrance of rights and obligations under the relevant Appendix to the Lease Agreement.

8.	Use of the Leasing Object

8.1

The Lessee shall use the Leasing Subject as per the Lease Agreement in the territory of the Russian Federation, except for adverse and enclosed terrain, locations only accessible via natural soil roads, roads covered by non-solid rock materials, as well as locations that cannot be accessed via roads or those accessible via service roads only, locations subject to the state of emergency or state of war, locations (facilities) subject to the legal regime of counterterrorism operation, zone of ecological disorder, border areas, areas subject to special conditions and regime of residence due to the risk of expansion of infectious and mass non-contagious diseases and intoxication of people, facilities and organizations of the Armed Forces of the Russian Federation, specially protected nature reserves, territories where no insurance protection provided as per the respective Insurance Agreement and/or locations other than those pertaining to the territory of the respective Insurance Agreement.

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

In order to use the Leasing Subject to the extent permitted by these Regulations and the Lease Agreement, the Lessee shall have the right to transfer to the person managing the Leasing Subject the Lessee’s original copy of the Lease Agreement and, if necessary, the Acceptance and Transfer Certificate for the Leasing Subject, or properly certified copy of the Agreement and, if necessary, an Acceptance and Transfer Certificate for the Leasing Subject, as well as a power of attorney issued by the Lessee and/or other documents (if necessary).

8.2	If the Lessee is the Insurer under the Contract of Compulsory Civil Liability Insurance of the Vehicle Owner (OSAGO), which is drawn up on paper, the Lessee shall be obliged to:

8.2.1

within 5 (Five) working days from the date of signing the Acceptance and Transfer Certificate for the Leasing Subject according to the appropriate Appendix to the Agreement, transfer to the Lessor a copy of OSAGO insurance policy for the Leasing Subject, certified by the Lessee;

8.2.2

upon termination of the previous OSAGO policy for the Leasing Subject according to the corresponding Appendix to the Agreement, transfer a copy of the new OSAGO policy for the Leasing Subject within 5 (Five) working days from the end of the previous OSAGO policy.

8.3

If the Lessor is the Insurer under the Contract of Compulsory Civil Liability Insurance of the Vehicle Owner, the Lessor shall provide the opportunity for the Lessee to receive at the Lessor’s office the original OSAGO policy for the Leasing Subject (if OSAGO policy is issued in hard copy), provided that the Lessee provides the Lessor with a copy of the test card for the relevant Leasing Subject before the expiration date of the previous OSAGO policy. If the Lessee does not provide the Lessor with a copy of the test card for the relevant Leasing Subject before the expiration date of the previous OSAGO policy for the Leasing Subject, the Lessee shall independently conclude a Contract of Compulsory Civil Liability Insurance of the Vehicle Owner for the corresponding Leasing Subject.

8.4

The Lessee shall ensure the primary location of the Leasing Subject during free time from travel at the address specified in the relevant Appendix to the Agreement as the “Permanent Location of the Leasing Subject”, in which the Leasing Subject can be freely inspected by the Lessor at a time suitable for him. If the place of permanent location of the Leasing Subject is changed, the Lessee shall be obliged to obtain from the Lessor a prior written consent to such a change at least 5 (Five) working days prior to the proposed change.

8.5

The Lessee shall maintain the Leasing Subject in good condition and, at its own expense, carry out current and major repairs of the Leasing Subject, as well as bear all costs associated with the operation, maintenance, possession and use of the Leasing Subject, with the exception of the Additional Services of the Lessor, the cost of which is included in the Lease Payments Amount under the relevant Appendix to the Agreement.

8.6

The Lessor shall have the right to exercise financial control over the Lessee’s activities, the generation of the Lessee’s financial results and performance by the Lessee of its obligations under the Lease Agreement.

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

8.7

The Lessor shall have the right to send to the Lessee requests for information and documents necessary for financial control, and the Lessee shall satisfy such requests within the time frame specified in such request. Information and a list of documents that the Lessee is obliged to provide to the Lessor in order to carry out financial control shall be determined by the Lessor.

8.8

If, during the period of the Lease Agreement, the Leasing Subject has been removed from the temporary possession and use of the Lessee, the Lessee shall be obliged to take measures to reclaim the Leasing Subject from illegal possession and eliminate other violations of the owner’s rights, including by filing appropriate statements of claim, complaints, and bear all associated costs. If the Lessee omitted the action, the Lessor shall have the right to take appropriate actions itself, and the Lessee shall unconditionally compensate the Lessor’s expenses related to the actions taken by the Lessor.

8.9

If the Leasing Subject is registered by the Traffic Police for the Lessor, the Lessee shall, at the request of the Lessor, within the time frame and at a place specified by him/her, provide the Leasing Subject for undergoing technical inspection of the vehicle in authorized bodies or organizations.

8.10	The Lessor does not provide any guarantees that the Leasing Subject shall pass a technical inspection of the vehicle in authorized bodies or organizations.

8.11

If the Leasing Subject fails the technical inspection of the vehicle in the authorized bodies or organizations for any reason other than the fault of the Lessor, the Lessor shall not be responsible for the Lessee’s resulting losses.

8.12

In case of loss, destruction or damage of the Leasing Subject for the appropriate application to the Lease Agreement Lessee shall immediately notify the Insurer (s) with whom (which) concluded any Insurance Contracts for the Leasing Subject under the relevant Appendixes to the Lease Agreement and the Contracts of the Civil Liability Insurance of the Vehicle Owner, and within 1 (One) working day shall notify the Lessor, as well as give explanations in writing on the reasons and circumstances that caused the loss, destruction or damage of the Leasing Subject according to the relevant Appendix to the Lease Agreement and indicate the approximate amount of damage.

8.13

In case of loss by the Lessee for any reason of registration documents (including a registration certificate, test card or other document confirming the passage of a technical inspection, state registration marks) for the Leasing Subject, or PTS for the Leasing Subject, drawn up on paper, and/or keys from the Leasing Subject and/or remote control alarm and/or other documents or items, the loss of which must be notified to the Insurer (s), the Lessee shall notify the Lessor, as well as the Insurer (s), whom (which) concluded any Insurance Contract for the Leasing Subject and the Vehicle Owner’s Civil Liability Insurance, and take all necessary and reasonable efforts to reduce the risk of loss of the Leasing Subject. Also, the Lessee shall reimburse the Lessor’s expenses related to the restoration of registration documents and/or PTS, and/or keys from the Leasing Subjects and/or the remote control of the alarm system, including if such expenses arise after the end of the lease term, but for reasons that arose before its ending.

8.14	The Lessee does hereby represent and warrant to the Lessor (accordingly) that:

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

8.14.1	the Lessee conducts its business in strict compliance with applicable environmental laws of the Russian Federation;

8.14.2	the Leased Asset will not be used otherwise than in compliance with the environmental safety requirements applicable to the use of assets similar to the Leased Asset;

8.14.3

the Lessee will promptly (but, in any case – within Three (3) working days after the respective event or accident) serve a notice upon the Lessor of any event or accident that has taken place in connection with or in the course of the activities, including those related to the Leased Asset, if such event or accident may have an adverse effect on the environment, health or security, having stated therein the nature of any such event or accident, consequences that result or may result from such event or accident and measures taken or expected to be taken by the Lessee with respect to the aforesaid consequences. The Lessee will inform the Lessor of progress in taking of any such measures.

8.14.4

that if it is necessary to register the Leasing Subject (hereinafter — “Accounting”) with the Russian Federal Service for Supervision of natural resources Usage (Rosprirodnadzor) or other authorized federal executive body that records and (or) maintains a register of objects that have a negative impact on the environment in accordance with the requirements of the current legislation of the Russian Federation, the Lessee will register the Leasing Subject in their own name on their own and at their own expense no later than the period established by the current legislation of the Russian Federation. The Lessee, being a user of the Leasing Subject, is a person obliged to register the Leasing Subject (if necessary) and bear full responsibility for violation of this obligation, including (but not limited to) for the lack of registration of the Leasing Subject, untimely registration of the Leasing Subject, violation of any other obligations related to the fact that the Leasing Subject is an object that has a negative impact on the environment. The Lessee shall reimburse the Lessor’s losses incurred in connection with the violation of the obligations specified in this clause hereof by the Lessee in full. The Parties shall unconditionally recognize as Lessor’s losses the costs associated with the payment by the Lessor of the amounts of fines for the lack of registration of the Leasing Subject and / or for untimely registration of the Leasing Subject in the Register, as well as any other expenses that the Lessor has incurred in connection with a violation by the Lessee of obligations related to the fact that the Leasing Subject is an object that has a negative impact on the environment.

8.15

If the Satellite Monitoring System is installed on the Leasing Subject, the Lessee shall be obliged to notify the Lessor of any facts of non-operability (damage) of the Satellite Monitoring System within 2 (Two) calendar days from the date of detection of the non-operability (damage) of the Satellite Monitoring System. In this case, the Lessee shall provide the Leasing Subject for the repair of the Satellite Monitoring System within the time frame specified by the Lessor to one of the service centers, the names and addresses of which are communicated by the Lessor to the Lessee. Repair of the Satellite Monitoring System shall be carried out at the expense of the Lessee, who undertakes to maintain the operability of the Satellite Monitoring System.

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If the Lessee does not pay for the repair of the Satellite Monitoring System, the Lessor shall have the right to independently pay for the repair of the Satellite Monitoring System. In this case, the Lessor shall have the right to reimburse its expenses related to the repair of the Satellite Monitoring System from any payment received from the Lessee under the Lease Agreement, regardless of the purpose of the payment specified by the Lessee. The Lessee is not entitled to remove the Satellite Monitoring System from the Leasing Subject, make changes to the Satellite Monitoring System installed on the Leasing Subject, replace the Satellite Monitoring System, perform other actions with the Satellite Monitoring System that may result in the loss of control of the Lessor over the Leasing Subject, without prior written consent The lessor.

8.15.1	By the end of the lease term and the return of the Leased Asset by the Lessee to the Lessor the mileage shown on the odometer shall not exceed the Maximum Mileage.

The Lessee undertakes to use the Leasing Subject so that the mileage of the Leasing Subject for each year from the date of transfer of the Leasing Subject to temporary possession and use by the Lessee does not exceed the Average annual mileage limit of the Leasing Subject. It is allowed to exceed the Average Annual Mileage Limit established by the relevant Appendix to the Lease Agreement by no more than 10% (Ten percent), provided that by the end of the lease term under the relevant Appendix to the Lease Agreement and the return of the Leasing Subject by the Lessee to the Lessor, the mileage of the Leasing Subject indicated on the odometer shall not exceed the Maximum Mileage of the Leasing Subject according to the corresponding Appendix to the Lease Agreement.

8.15.2

If, during the lease term, the mileage of the Leasing Subject in accordance with the odometer counter readings reaches the Maximum Mileage, as well as in case of exceeding the Average Annual Mileage of the Leasing Subject in any year of the lease term, the Lessee shall immediately, but not later than the next working day, notify the Lessor on this in writing by sending an e-mail to the following address: fleet - div@europlan.ru.

8.15.3

If the Maximum Mileage of the Leasing Subject is reached during the lease term or the Average Annual Mileage of the Leasing Subject is exceeded by more than 10% (Ten percent) (hereinafter the “Excess Mileage of the Leasing Subject”), the Lessor shall have the right to demand from the Lessee a fee for each kilometer of the Excess Mileage of the Leasing Subject in the amount determined in accordance with this clause hereof (hereinafter referred to as the “Excess Mileage Fee”). The fee for one (1) kilometer of Overrun by the Leasing Subject (value added tax (VAT) included) is the amount in the Currency of the Lease Agreement, defined as 0.0003% (Three ten thousandth percent) of the value of Leasing Subject (VAT included) under the Purchase and Sale Agreement. For the purposes of this clause of the Regulations, the cost of the Leasing Subject (including VAT) under the Purchase and Sale Agreement is defined as the amount of payments covering the cost of the Leasing Subject under the Sale and Purchase Agreement, each of which is converted into the Currency of the Lease Agreement at the rate of the Bank of Russia as of the date of payments by the Lessor to the Seller under the Purchase and Sale Agreement, and under those dates, unless otherwise provided for by the Purchase and Sale Agreement and the documents signed jointly by the Seller and the Lessor pursuant to Purchase and Sale Agreement, defined as funds debiting date from the current account of the payer under the Purchase and Sale Agreement. The Lessee shall be obliged to pay to the Lessor the Fee for the Overrun of the

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

Leasing Subject within the period specified in the request of the Lessor. If the Lessee fails to pay the Lessor the Fee for the Overrun of the Leasing Subject, the Lessor shall have the right to reimburse its expenses in a manner similar to reimbursement of Expenses.

8.15.4

If the Maximum Mileage of the Leasing Subject is reached during the lease term, the Lessor shall have the right not to provide at its own expense the scheduled maintenance of the Leasing Subject and/or current repairs of the Leasing Subject, and/or not to purchase a set of tires in addition to those installed on the Leasing Subject, and/or not to carry out tire fitting of the Leasing Subject, and/or seasonal storage of tires of the Leasing Subject (if the relevant obligations under the Lease Agreement have been assigned to the Lessor) in accordance with the relevant Appendix to the Lease Agreement. In the case specified in this clause of the Regulations, the Lessee provides on its own, at its own expense, scheduled maintenance of the Leasing Subject and/or current repairs of the Leasing Subject, and/or purchases a set of tires, in addition to those installed on the Leasing Subject, and/or carries out tire fitting of the Leasing Subject, and/or seasonal storage of tires of the Leasing Subject according to the relevant Appendix to the Lease Agreement.

8.16

If the Lessor provides the Lessee, upon request of the latter, with the second set of keys and/or key fobs for the security alarm of the Leasing Subject, the Lessee shall be obliged to return the second set of keys and/or key fobs for the security alarm of the Leasing Subject to the Lessor within the terms specified by the Lessor, and in the absence of such terms no later than 10 (Ten) working days from the date of receipt by the Lessee of the second set of keys and/or key fobs of the security alarm of the Leasing Subject from the Lessor.

8.17	If the Leasing Subject is a vehicle with a permissible maximum mass exceeding 12 tons, the Lessee shall be obliged, on his own and at his own expense to:

•

register the Leasing Subject in the register of vehicles of the toll collection system as compensation for damage caused to public highways of federal importance by vehicles with a permissible maximum weight of more than 12 tons;

•

install an on-board device on the Leasing Subject, allowing to determine the route of movement of the Leasing Subject on federal public roads, and in case of a malfunction or loss of the on-board device, notify the competent organizations of the planned route, time and date of movement of the Leasing Subject on federal public roads for what get a route map;

•	to make a payment to compensate for damage caused to federal public roads by vehicles with the maximum permissible weight of more than 12 tons;

•	perform other obligations stipulated by the current legislation of the Russian Federation in relation to vehicles that have the permissible maximum weight of over 12 tons.

9.	Additional Services of the Lessor

9.1

The Lessor is entitled to provide the Lessee with Additional Services, the cost of which is included in the Lease Payments Amount under the relevant Appendix to the Lease Agreement. The list and scope of Additional Services, the cost of which is included in the Lease Payments Amount, shall be determined in the corresponding Appendix to the Lease Agreement.

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9.2	Additional Service “Delivery of the Leasing Subject to the Service Station” shall be provided in accordance with the following conditions.

9.2.1	The additional service “Delivery of the Leasing Subject to the Service Station” includes the following actions by the Lessor:

•	receipt of the Leasing Subject from the Lessee on the date, time and place agreed upon with the Lessee;

•	delivery of the Leasing Subject by moving the Leasing Subject on its own to a service station for scheduled maintenance and / or repair of the Leasing Subject;

•	receipt of the Leasing Subject at a service station after maintenance and / or repair of the Leasing Subject;

•

delivery of the Leasing Subject to the Lessee at the date, time and place agreed upon with the Lessee. The Lessee shall inform the Lessor on the need to provide the Additional Service “Delivery of the Leasing Subject to the Service Station” by sending the Request for the provision of services to the Lessor at least 3 (Three) working days prior to the planned date of transfer of the Leasing Subject to the Lessor to provide the Additional Service “Delivery of the Leasing Subject to the Service Station”.

9.2.2

The Lessor shall provide the Lessee with the Additional Service “Delivery of the Leasing Subject to the Service Station” during the entire lease term of the Leasing Subject in the amount specified in the Lease Agreement.

9.2.3

If it is necessary to receive the Additional Service “Delivery of the Leasing Subject to the Service Station” in an amount exceeding the scope stipulated by the Lease Agreement, about which the Lessee has notified the Lessor in writing, the Lessor shall have the right to provide the Lessee with such a service for a separate fee on the basis of an agreement separately concluded between the Lessor and the Lessee.

9.2.4

The Lessor shall provide the Additional Service “Delivery of the Leasing Subject to the Service Station” on working days. The choice of a service station is carried out by the Lessor, including in accordance with the following conditions:

•

delivery of the Leasing Subject is carried out by the Lessor at the service station located within the administrative boundaries of the settlement indicated as the Place of permanent location of the Leasing Subject;

•

in the absence of service stations within the administrative boundaries of the settlement indicated as the Place of permanent location of the Leasing Subject, delivery is carried out to the nearest service station;

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•

if the Place of permanent location of the Leasing Subject is the city of Moscow, then the Additional Service “Delivery of the Leasing Subject to the Service Station” is provided only within the Moscow Ring Road (MKAD).

9.2.5

The Lessee shall transfer the Leasing Subject to the Lessor on the date, time and place agreed upon with the Lessor to provide the Additional Service “Delivery of the Leasing Subject to the Service Station”. The Leasing Subject should be given to the Lessor clean, without any signs of dirt on the exterior and interior of the Leasing Subject.

If the Lessee is unable to transfer the Leasing Subject to the Lessor on the agreed date, time and place for the provision of the Additional Service “Delivery of the Leasing Subject to the Service Station”, the Lessee shall be obliged to notify the Lessor on this at the Lessor’s e-mail address (fleet — div@europlan.ru) at least 1 (One) working day prior to the agreed time of transfer of the Leasing Subject by the Lessee to the Lessor.

9.2.6

Simultaneously with the transfer of the Leasing Subject, the Lessee shall transfer to the Lessor the following documents and accessories related to the Leasing Subject: OSAGO contract (policy) (if OSAGO policy is issued in hard copy), the certificate of registration of the Leasing Subject, a set of keys from the Leasing Subject, a service book, instructions on the use of the anti-theft system (enabling/disabling the anti-theft system). The Leasing Subject must have a sufficient amount of fuel for the provision of the Additional Service “Delivery of the Leasing Subject to the Service Station”. In the event the Lessee violates the obligation to provide the Lessor with documents and accessories related to the Leasing Subject, as well as when providing the Lessor with the Leasing Subject with insufficient fuel to provide the Additional Service “Delivery of the Leasing Subject to the Service Station”, the Lessor does not accept the Leasing Subject from the Lessee.

9.2.7	The Lessee undertakes to accept the Leasing Subject from the Lessor on the date, time and place specified by the Lessor after the maintenance and / or repair of the Leasing Subject.

If the Lessee is unable to accept the Leasing Subject on the agreed date, time and place after the maintenance and/or repair of the Leasing Subject, the Lessee shall notify the Lessor by the Lessor’s e-mail address (fleet—div@europlan.ru) at least 1 (One) working day prior to the agreed time of transfer of the Leasing Subject by the Lessor to the Lessee. In this case, the Lessor shall have the right to transfer the Leasing Subject for storage to a third party chosen at their own discretion, and the Lessee undertakes to reimburse the Lessor’s expenses related to storing the Leasing Subject with a third party, within the terms specified by the Lessor. In this case, the Leasing Subject is subject to return by the Lessor to the Lessee after the Lessee reimburses the Lessor’s expenses related to storage of the Leasing Subject. Keeping the Leasing Subject with a third party in accordance with the terms of this clause hereof shall not release the Lessee from the obligation to make the payments provided for by the Lease Agreement (including the Advance Payment, Lease Payments and any other payments provided for by the Lease Agreement). The Lessor shall have the right, at its discretion, not to demand from the Lessee to reimburse the Lessor’s expenses according to the procedure established by this

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clause of the Regulations, and upon receipt of the next payment under the Lease Agreement from the Lessee (regardless of the purpose of the payment specified in it), first of all, to repay the Lessee’s debt for reimbursement of the expenses of the Lessor related to the storage of the Leasing Subject with a third party, and the remaining part of the payment shall be taken into account as the other payments due provided for by the Lease Agreement (depending on the sufficiency of the funds received).

All risks associated with the transfer of the Leasing Subject for storage to a third party due to the failure of the Lessee’s authorized representative to appear at the agreed date, time and place for receiving the Leasing Subject shall be borne by the Lessee.

9.2.8

The moment of acceptance of the Leasing Subject by the Lessor for the provision of the Additional Service “Delivery of the Leasing Subject to the Service Station” is the moment the parties sign an acceptance certificate for the Leasing Subject in the form determined by the Lessor, which records all visible damage to the Leasing Subject. The moment of return of the Leasing Subject by the Lessor to the Lessee after maintenance and / or repair of the Leasing Subject is the moment the parties sign an acceptance certificate for the Leasing Subject in the form determined by the Lessor.

9.2.9	The Lessor is not responsible for the safety of the Lessee’s property left in the Leasing Subject.

9.3

The additional service “Car Assistance Program” is provided by the Lessor to the Lessee in accordance with the Regulations for obtaining services under the “Car Assistance Program” posted on the Lessor’s website: http://europlan.ru. The Lessee’s signature on the Agreement confirms that the Lessee has reviewed the Regulations for receiving services under the “Car Assistance Program”, agrees to receive an additional service “Car Assistance Program” on the terms of the Regulations for receiving services under the “Car Assistance Program”. The rules for the provision services under the “Car Assistance Program” can be changed by the Lessor unilaterally at any time, at its sole discretion. The Lessor shall inform the Lessee of any change in the Regulations for the provision of services under the “Car Assistance Program” by posting the relevant information on the Lessor’s website.

9.4

The additional service “Granting Access to the Functionality of the Satellite Monitoring System” is provided by the Lessor in accordance with the following conditions and includes, inter alia, the Lessor’s reference and information support to the Lessee on the operation of the Satellite Monitoring System installed on the Leasing Subject.

9.4.1	The brand and model of the Satellite Monitoring System to be installed on the Leasing Subject is specified in the Lease Agreement.

9.4.2

The Lessee’s signature on the Acceptance and Transfer Certificate for the Leasing Subject confirms that the Lessee has received information on the operating conditions of the Satellite Monitoring System installed on the Leasing Subject and that the Lessee has reviewed such information.

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9.4.3

The Lessor does not provide quality guarantees for the Satellite Monitoring System installed on the Leasing Subject, the Lessee shall demand quality requirements for the Satellite Monitoring System installed on the Leasing Subject to the manufacturer (seller) of the Satellite Monitoring System installed on the Leasing Subject.

9.4.4	The Lessor provides the Lessee with an additional service “Providing Access to the functionality of the Satellite Monitoring System” during the entire lease term.

9.4.5

In order to gain access to the functionality of the Satellite Monitoring System installed on the Leasing Subject, which allows obtaining analytical data on the operation of the Leasing Subject, the Lessee provides the Lessor with an e-mail address and phone number, to which the authorization data (login and password) required to gain access to the functionality of the Satellite Monitoring System installed on the Leasing Subject shall be sent. The Lessee provides the Lessor with an e-mail address and telephone number by specifying them in the Lessor’s Information System. If the Lessee fails to provide an e-mail address and phone number by specifying them in the Lessor’s Information System, the Lessor shall have the right to send authorization data (login and password) to the administrator’s e-mail address and phone number specified in the request for providing access to the Lessor’s Information System.

9.4.6

The Lessee shall be obliged to ensure the safety of the login and password required to access the functionality of the Satellite Monitoring System installed on the Leasing Subject. The Lessee is not entitled to transfer the login and password to access the functionality of the Satellite Monitoring System installed on the Leasing Subject to third parties. The Lessee shall take efforts necessary to prevent the loss of login and password and/or their unauthorized use by third parties. The Lessor does not reimburse the Lessee’s losses incurred in connection with the Lessee’s violation of these obligations.

9.4.7

Setting up computer and other equipment necessary for the operation of the Satellite Monitoring System (including for access to the functionality of the Satellite Monitoring System) installed on the Leasing Subject shall be carried out by and at the expense of the Lessee in accordance with the documents containing the manufacturer’s information on the operating conditions of the Satellite monitoring systems installed on the Leasing Subject.

9.5

The additional service “Providing Access to the Functionality of the Anti-Theft Satellite System” is provided by the Lessor in accordance with the following conditions and includes, inter alia, the Lessor’s reference and information support to the Lessee on the operation of the Anti-Theft Satellite System installed on the Leasing Subject.

9.5.1	The brand and model of the Anti-Theft Satellite System installed on the Leasing Subject is specified in the Lease Agreement.

9.5.2

The Lessee’s signature on the Acceptance and Transfer Certificate of the Leasing Subject confirms that the Lessee has received from the Lessor information on the operating conditions of the Anti-Theft Satellite System installed on the Leasing Subject and that the Lessee has reviewed such information.

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9.5.3

The Lessor does not provide quality guarantees for the Anti-Theft Satellite System installed on the Leasing Subject, the Lessee shall demand quality requirements for the Anti-Theft Satellite System installed on the Leasing Subject directly form the manufacturer (seller) of the Anti-Theft Satellite System installed on the Leasing Subject.

9.5.4	The Lessor provides the Lessee with the Additional Service “Providing Access to the Functionality of the Anti-Theft Satellite System” during the entire lease term.

9.5.5

In order to gain access to the functionality of the Anti-Theft Satellite System installed on the Leasing Subject, the Lessee provides the Lessor with an e-mail address and telephone number, to which authorization data (login and password) shall be sent, necessary to gain access to the functionality of the Anti-Theft Satellite System installed on Leasing Subject. The Lessee provides the Lessor with an e-mail address and telephone number by specifying them in the Lessor’s Information System. If the Lessee fails to provide an e-mail address and phone number by specifying them in the Lessor’s Information System, the Lessor shall have the right to send authorization data (login and password) to the administrator’s e-mail address and phone number specified in the request for providing access to the Lessor’s Information System.

9.5.6

The Lessee is obliged to ensure the safety of the login and password required to access the functionality of the Anti-Theft Satellite System installed on the Leased Subject. The Lessee is not entitled to transfer the login and password for access to the functionality of the Anti-Theft Satellite System installed on the Leasing Subject to third parties. The Lessee shall take efforts necessary to prevent the loss of login and password and/or their unauthorized use by third parties. The Lessor does not reimburse the Lessee’s losses incurred in connection with the Lessee’s violation of these obligations.

9.5.7

Setting up computer and other equipment necessary for the operation of the Anti-Theft Satellite System (including access to the functionality of the Anti-Theft Satellite System) installed on the Leasing Subject shall be carried out by and at the expense of the Lessee in accordance with the documents containing the manufacturer’s information on the operating conditions Anti-Theft Satellite System installed on the Leasing Subject.

9.5.8

The Lessee shall notify the Lessor of any malfunctions (damage) of the Anti-Theft Satellite System installed on the Leasing Subject within 2 (Two) calendar days from the date such malfunction (damage) of the Anti-Theft Satellite System installed on the Leasing Subject is detected. In this case, the Lessee provides the Lessor with the Leasing Subject for the repair of the Anti-Theft Satellite System installed on the Leasing Subject, within the time specified by the Lessor, to one of the service centers, the names and addresses of which are communicated by the Lessor to the Lessee.

9.5.9

The Lessee is not entitled to dismantle the Anti-Theft Satellite System installed on the Leasing Subject, make changes to the Anti-theft satellite system installed on the Leasing Subject, replace the Anti-Theft Satellite System, perform other actions with the Anti-Theft Satellite System installed on the Leasing Subject, without the prior written consent of the Lessor.

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9.5.10

If the Lessee does not restore operability (does not ensure the restoration of operability) of the Anti-Theft Satellite System installed on the Leasing Subject, dismantles the Anti-Theft Satellite System installed on the Leasing Subject without the prior written consent of the Lessor or performs any other actions with the Anti-Theft Satellite System, and also does not provide the Leasing Subject to the service center for the repair of the Anti-Theft Satellite System installed on the Leasing Subject within the terms specified by the Lessor, the Lessor shall have the right to demand from the Lessee to compensate the Lessor for losses incurred due to the violation by the Lessee of the obligations specified in this clause of the Regulations in full.

9.6

Additional services, the cost of which is included in the Lease Payments Amount under the relevant Appendix to the Lease Agreement, shall be rendered by the Lessor to the Lessee by engaging third parties on the basis of contracts separately concluded (executed) by the Lessor with such third parties.

9.7

If the cost of the services of third parties involved by the Lessor for the provision of Additional Services, the cost of which is included in the Lease Payments Amount under the relevant Appendix to the Lease Agreement, changes, the Lessor shall have the right to unilaterally change the Lease Payments Amount under the relevant Appendix to the Lease Agreement by sending a notification to the Lessee, which contains the modified Lease Payments Schedule for the corresponding Appendix to the Lease Agreement. The Lease Payments Schedule under the relevant Appendix to the Lease Agreement shall be deemed to be changed from the date specified in the notification sent by the Lessor to the Lessee in accordance with this clause of the Regulations. Refusal and/or evasion of the Lessee from receiving notification of changes in the Lease Payments Schedule under the relevant Appendix to the Agreement, as well as the Lessee’s absence at the location and/or at the last known address of the Lessee indicated in the last signed Appendix to the Lease Agreement, shall not constitute grounds for releasing the Lessee from the obligation to make payments under the relevant Appendix to the Agreement in the changed amount.

9.8

If the Lessee uses the Additional Services in an amount exceeding the scope specified in the appropriate Appendix to the Lease Agreement, the Lessee shall reimburse the Lessor for the cost of such Additional Services within 5 (Five) working days from the receipt of the relevant request (invoice) of the Lessor. The Lessor shall have the right, at its discretion, not to demand reimbursement of the cost of such Additional Services from the Lessee according to procedure established by this clause of the Regulations, and upon receipt of the next payment from the Lessee (regardless of the purpose of the payment specified in it), first of all, to repay the Lessee’s debt for the cost of Additional Services, and the remaining part of the payment shall be taken into account as the other payments due provided for by the Lease Agreement (depending on the sufficiency of the funds received).

9.9

When providing Additional Services, the cost of which is included in the Lease Payments Amount under the relevant Appendix to the Lease Agreement, with the involvement of third parties for their provision, the Lessee agrees with the rules and/or conditions for the provision of services established by third parties by signing the Agreement.

9.10	The Lessor is not liable to the Lessee for failure to provide or poor-quality provision of Additional Services to the Lessee by third parties.

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9.11

In case the Lessee services the Leasing Subject from third parties that do not have appropriate agreements with the Lessor, the Lessor shall not reimburse the costs incurred by the Lessee in connection with such servicing of the Leasing Subject, and shall not return the cost of the Additional Services unused by the Lessee included in the Lease Payments Amount under the relevant Appendix to Lease Agreement.

9.12	The Lessor may provide the Lessee with Additional Services, the cost of which is not included in the Lease Payments Amount under the relevant Appendix to the Agreement, on the following conditions:

9.12.1

The Lessee shall send to the Lessor a Request for the provision of services, after receiving which the Lessor provides the Lessee with the requested Additional Services, the cost of which is not included in the Amount of Lease Payments under the relevant Appendix to the Agreement. The request for the provision of services shall be sent in the form required by the Lessor.

9.12.2	The Additional Services, the cost of which is not included in the Lease Payments Amount under the relevant Appendix to the Lease Agreement, are provided at the prices established in the Tariffs.

9.12.3	The date of provision of Additional Services, the cost of which is not included in the Lease Payments Amount under the relevant Appendix to the Lease Agreement, shall be considered:

—

the last calendar date of the month in which the Lessee sent to the Lessor a Request for the provision of services, if such a Request is dated from the 1st to 15th day (inclusive) of the calendar month in which the Lessee requested Additional Services;

—

last calendar date of the month following the month the Lessee sent to the Lessor the Request for provision of services, if such a request is dated after the 15th day of the month in which the request for Additional Services was sent by the Lessee.

9.12.4

Settlements for services rendered within 1 (One) calendar month, the cost of which is not included in the Lease Payments Amount under the relevant Appendix to the Lease Agreement, shall be made within 5 (Five) working days of the month following the settlement, on the basis of an invoice issued by the Lessor.

9.12.5

If the Lessee does not pay for the Additional Services provided by the Lessor within the time period established by the Regulations, the Lessor shall have the right to deduct the cost of the Additional Services provided, the cost of which is not included in the Lease Payments Amount under the relevant Appendix to the Lease Agreement, from any payment received from the Lessee under the Agreement, with the deduction specified in this clause hereof being made in the first place and precedence over the purpose of payment specified by the Lessee.

9.13

Additional Services, the cost of which is not included in the Amount of Lease Payments under the relevant Appendix to the Lease Agreement, can be provided to the Lessee using the Information System of the Lessor. The Lessee shall not have the right to refuse from Additional Services, their acceptance and payment on the grounds that the Request for the provision of services was generated by the Lessee in the Information System.

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9.14	The Lessee does hereby confirm his consent to remote interaction with the Lessor using the Information System.

Access to the Information System of the Lessor shall be carried out through an account that is created for the representative of the Lessee—the administrator. The Lessee shall indicate the administrator’s data in the request for providing access to the Information System, the form of which is established by the Lessor.

The request is sent by the Lessee to the Lessor’s e-mail address: cabinet@europlan.ru, if the Lessor has not received information about the need to send such a request to a different e-mail address. Sending a request is a proper and sufficient confirmation of the Lessee’s consent to create an account in the Information System.

By signing the Lease Agreement and sending a request in the manner specified in this clause hereof, the Lessee confirms its consent to the access of the administrator specified in the request to information about the Lessee and/or information on lease agreements concluded between the Lessee and the Lessor, and/or any other information contained in the Information System, and also confirms the administrator’s right to perform any actions in the Information System on behalf of the Lessee, in particular to form and sign requests, other documents in the system on behalf of the Lessee, and provide access to the Information System to other persons.

The Lessee is responsible for the actions of the administrator or any third party who has access to the Information System, carried out by them in the Information System of the Lessor, as if they were their own. If the Lessee decides to terminate the administrator’s access to the Information System, the Lessee is obliged to immediately inform the Lessor thereof in order to terminate the access of the specified administrator to the Lessor’s Information System. The Lessee informs the Lessor about the data of the new administrator in the manner specified in this clause hereof.

The Lessee is obliged to ensure the safety of the login and password required to enter the Information System of the Lessor. The Lessor shall not be responsible for the access of any third parties to the Information System, including third parties who have gained access to the Information System as a result of illegal actions. The Lessee is not entitled to transfer the login and password required to enter the Information System to third parties, except for the administrator. The Lessee shall take efforts necessary to prevent the loss of login and password and/or their unauthorized use by third parties.

The Lessor does not compensate the Lessee’s losses incurred in connection with the violation by the Lessee of the obligations specified in this clause hereof.

The Lessor shall not compensate for the Lessee’s losses that may arise for the latter when using the Information System in connection with a malfunction of communication systems, actions (inaction) of persons providing Internet access services and other related services, or due to force majeure, that is, emergency and circumstances unavoidable under the given conditions.

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In case of detection of possible threats to the security of the Information System and the processes processed therein, the Lessor carries out preventive work in the Information System, as well as in the event of a significant violation by the Lessee of the Agreement or any other agreement concluded between the Lessor and the Lessee, the Lessor shall have the right to terminate the administrator’s access, as well as that of any other persons to the Lessor’s Information System.

9.14.1

The parties to the Lease Agreement have agreed that information in electronic form signed by a simple electronic signature of the Lessee’s representative is recognized as an electronic document equivalent to a paper document signed with the handwritten signature of the Lessee’s representative, namely the Lessee has the right to sign the following documents with a simple electronic signature of their representative: documents generated by them in the Information System of the Lessor. A simple electronic signature for the purposes of this clause hereof is an analogue of the handwritten signature of the Lessee’s representative, created using an electronic signature key, presented in the form of a login and password (a sequence of characters known only to the Lessee’s representative that allows the Lessor to uniquely identify the Lessee’s representative when signing the documents specified in this clause hereof, through the Information System of the Lessor).

By signing the Lease Agreement, the Parties confirm that documents signed with a simple electronic signature in accordance with this clause hereof are recognized as documents expressing the will of the Lessee.

The Lessee undertakes to ensure the confidentiality of information and data recognized by a simple electronic signature of their representative, as well as to immediately notify the Lessor about the compromise of a simple electronic signature of any of their representatives.

The parties to the Lease Agreement recognize the presentation of files of electronic documents as sufficient evidence in resolving disputes in court, if files of electronic documents are confirmed by a simple electronic signature, or a paper document printed from the Information System of the Lessor, with a stamp affixed thereto confirming that the document was signed with a simple electronic signature of the Lessee’s representative.

10.	Subletting the Leasing Subject

10.1

Where the appropriate Appendix to the Lease Agreement provides a subtenant (hereinafter referred to as the “Subtenant”), the Lessee may sublease out the Leased Asset to the Subtenant without the right to repurchase the same, with due regard for the provisions of this clause hereof. In this case, sub-leasing of the Leasing Subject is not permitted.

10.2	The Lessee may sublet the Leasing Subject only provided that the Lessee’s activities with respect to subletting of the Leasing Subject have no signs of financial intermediation.

10.3	The sublease agreement of the Leasing Subject must be drawn up taking into account the provisions of the Lease Agreement and must not violate the terms of the Lease Agreement.

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

10.4	The term of the sublease agreement of the Leasing Subject shall not exceed the leasing term of the Leasing Subject according to the corresponding Appendix to the Lease Agreement.

10.5	Upon termination of the Lease Agreement and/or the corresponding Appendix to the Lease Agreement, all sublease agreements of the Leasing Subject shall terminate.

10.6	The ownership right to the Leasing Subject cannot be transferred from the Lessor to the Sub-Lessee.

10.7

The sublet agreement of the Leasing Subject must comply with the terms of this article hereof, otherwise it is considered that the Lessor has not given consent to conclude a sublet agreement of the Leasing Subject, as a result of which all sublet agreements of the Leasing Subject are invalid.

10.8	The Lessee undertakes to familiarize the Sub-Lessee with all the terms of the Lease Agreement and the terms of the Insurance Contract related to the use of the Leasing Subject.

10.9	In any case, the Lessee is liable to the Lessor for the actions or omissions of the Sub-Lessee as if they were their own.

11.	Transfer of the right of ownership to the Leasing Subject from the Lessor to the Lessee

11.1

If the Appendix to the Lease Agreement provides for the transfer of title to the Leasing Subject to the Lessee, the title to the Leasing Subject is transferred from the Lessor to the Lessee by signing and executing a separate purchase and sale agreement for the Leasing Subject in accordance with the following sub-clauses hereof.

11.1.1

Upon the expiration of the lease term of the Leasing Subject under the relevant Appendix to the Lease Agreement, the Lessee shall return the Leasing Subject to the Lessor within 3 (Three) working days from the date of its termination.

11.1.2	The Leased Asset shall be returned by the Lessee to the Lessor in the same condition in which it was received taking into account the normal wear and tear.

11.1.3

Upon the expiration of the lease term of the Leasing Subject, but in any case after the Lessee has paid all payments stipulated by the relevant Appendix to the Lease Agreement, including the redemption price, and the Lessee’s return of the corresponding Leasing Subject to the Lessor, the Lessor and the Lessee shall enter into a purchase and sale agreement of the Leasing Subject, under which the Lessor transfers the Leasing Subject to the ownership of the Lessee at the Redemption Price. Other expenses that may arise in connection with the transfer of ownership of the Leased Asset to the Lessee shall be borne by the Lessee.

11.1.4

If the Lessee, within 10 (Ten) working days from the end of the lease term, does not pay the Redemption Price of the Leasing Subject to the Lessor and does not conclude a separate purchase and sale agreement for the Leasing Subject with the Lessor (with no fault of the Lessor), the Lessor, at their discretion, shall have the right to demand the redemption price of the Leasing Subject and conclude with the Lessor a separate contract for the purchase and sale of the Leasing Subject, after

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

which the title to the Leasing Subject will be transferred to the Lessee, or unilaterally refuse to fulfill the obligation to transfer to the Lessee the Leasing Subject under the relevant Appendix to the Lease Agreement without reimbursing the Lessee’s losses caused by such a refusal. The Lessor shall inform the Lessee of their unilateral refusal to fulfill their obligations to transfer ownership to the Leasing Subject by sending a notification to the Lessee, while it is considered that the Lessor has refused to fulfill their obligations to transfer ownership to the Leasing Subject under the relevant Appendix to the Lease Agreement to the Lessee on the date specified in such notification.

11.1.5

If the Lessee paid the Redemption Price of the Leasing Subject to the Lessor, but did not return the Leasing Subject to the Lessor in accordance with the procedure provided for in Article 12 hereof, and did not conclude a separate purchase and sale agreement for the Leasing Subject with the Lessor (through no fault of the Lessor) within 10 (Ten) workdays days from the end of the lease term under the relevant Appendix to the Lease Agreement, the Lessor shall have the right to send the Lessee a notice of the transfer of ownership of the Leasing Subject to the Lessee. In this case, the Lessee’s right of ownership (title) to the Leasing Subject under the relevant Appendix to the Lease Agreement arises from the date specified in the Lessor’s notification sent to the Lessee’s e-mail address and/or the Lessee’s location specified in the Lease Agreement.

11.2

If the corresponding Appendix to the Lease Agreement provides for the transfer of ownership (title) of the Leasing Subject from the Lessor to the Lessee, the Lessee, after 6 (Six) months of the lease term under the corresponding Appendix to the Lease Agreement, shall have the right at any time before the end of the lease term, the Lessee pays all unpaid Lease payments due, subject to payment of penalties and other payables, but not paid payments of the Lessee under the relevant Appendix to the Lease Agreement, to redeem the Leasing Subject ahead of schedule. Early redemption of the Leasing Subject is performed as follows:

11.2.1

The Lessee shall notify the Lessor of its intention to redeem the Leasing Subject in accordance with the relevant Appendix to the Lease Agreement at least 15 (Fifteen) calendar days prior to the date of payment of the next Lease Payment under the relevant Appendix to the Lease Agreement, closest to the date of the planned Early Redemption of the Leasing Subject.

11.2.2

If the Lessor agrees with the Early Redemption of the Leasing Subject according to the relevant Appendix to the Lease Agreement, the Lessor prepares the relevant documents, notifies the Lessee of its readiness for the Early Redemption of the Leasing Subject and notifies the Lessee of the amount that the Lessee is obliged to pay to the Lessor for the Early Redemption. The amount payable by the Lessee to the Lessor in the event of Early Redemption of the Leasing Subject is determined as follows:

•

in case of any violations of the relevant Appendix to the Lease Agreement by the Lessee during the term of the Lease Agreement, the Lessee shall pay to the Lessor the amount of the balance of payments specified in the relevant Appendix to the Lease Agreement for the date of payment of the next Lease Payment closest to the date of the planned Early Redemption of the Leasing Subject;

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•

in the absence of any violations of the relevant Appendix to the Lease Agreement by the Lessee during the validity period of the corresponding Appendix to the Lease Agreement, the Lessee shall pay to the Lessor the amount of early fulfillment of obligations specified in the corresponding Appendix to the Lease Agreement for the date of payment of the next Lease payment closest to the date of the planned early repurchase of the Leasing Subject.

11.2.3

The Lessee shall pay to the Lessor within 5 (Five) working days the amount of money for the Early Redemption of the Leasing Subject according to the appropriate Appendix to the Lease Agreement on the basis of invoices issued by the Lessor to the Lessee, after which the Parties to the Lease Agreement sign all the necessary documents for the Early Redemption of the Leasing Subject.

11.2.4	The ownership (title) to the Leasing Subject is transferred by the Lessor to the Lessee on the basis of a separately concluded purchase and sale agreement.

11.3

By signing the Lease Agreement, the Lessee confirms that the payment by the Lessee of the amount of money for the Early Redemption of the Leasing Subject specified by the Lessor, not in the full amount, is not a proper performance by the Lessee of the obligations for the Early Redemption of the Leasing Subject. In this case, in order to transfer ownership of the Leasing Subject under the relevant Appendix to the Lease Agreement from the Lessor to the Lessee, the Lessee shall be obliged to pay the difference between the amount for the Early Redemption of the Leasing Subject received by the Lessor and the amount specified by the Lessor for the Early Redemption of the Leasing Subject within 5 (Five) working days from the date of receipt of the corresponding request from the Lessor. Failure by the Lessee to pay the amount of money for the Early Redemption of the Leasing Subject, including its partial payment, constitutes the Lessee’s refusal to perform Early Redemption of the Leasing Subject. In case of Lessee’s failure to pay the amount of money for the Early Redemption of the Leasing Subject, the Appendix to the Agreement continues to operate on the same terms. In case of a partial payment by the Lessee of the amount of money for the Early Redemption of the Leasing Subject, the Lessor may, at its sole discretion, either refuse to receive the respective payment, having returned it to the Lessee, or set off such payment towards any outstanding obligations of the Lessee under any Appendix to the Lease Agreement or any agreement entered into by and between the Lessor and the Lessee, ignoring the purpose of that payment stated by the Lessee in the respective payment order. In addition, and regardless of whether the date and number of the Lease Agreement are indicated in the payment order in relation to any payment received by the Lessor, the Lessee by signing the Lease Agreement grants the Lessor the right to set off the received payment towards repayment of the Lessee’s unfulfilled obligations under any of the Appendices to the Agreement or under any from agreements concluded between the Lessor and the Lessee, without taking into account the purpose of the payment specified by the Lessee in such a payment order, and the Lessor can exercise this right at any time at its discretion.

11.4

If it is necessary to deliver the Leasing Subject to the Traffic Police to terminate its registration (perform any other action stipulated by the current Russian legislation, which will terminate the registration of the Leasing Subject by the Traffic Police), including for transferring it into the ownership of the Lessee, the Lessee, at the request of the Lessor, on its own and at its own expense, shall deliver the Leasing Subject to the Traffic Police within the time frame specified by the Lessor.

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11.5	The Lessor shall not be liable to the Lessee for the quality or any other characteristics of the Leasing Subject after the transfer of the ownership of the Leasing Subject to the Lessee.

12.	Return of the Leasing Subject by the Lessee to the Lessor

12.1

If the Appendix to the Lease Agreement provides that upon termination of the lease the Leasing Subject is returned to the Lessor, as well as in other cases of returning the Leasing Subject, including those set in the Regulations, the Lessee independently requests information from the Lessor on the date, time, method and place of return of the Leasing Subject within such a period that the Leasing Subject shall have been returned in accordance with the terms of the Regulations and/or the Lease Agreement. The Lessee undertakes to strictly follow the instructions received from the Lessor for the return of the Leasing Subject. The return of the Leasing Subject to the Lessor is carried out by a commission consisting of authorized representatives of the Parties, and is executed by the acceptance certificate for the Leasing Subject, according to which the Lessee returns the Leasing Subject to the Lessor. The date of return of the Leasing Subject to the Lessor is the date of signing the acceptance certificate for the Leasing Subject. In case of refusal, evasion of the Lessee from signing the Acceptance and Transfer (Return) Certificate of the Leasing Subject, the Lessor shall have the right to draw up a unilateral Report on seizure of the Leasing Subject indicating the defects of the Leasing Subject discovered by him/her. In this case, the Lessee does not have the right to refer to the absence of such defects of the Leasing Subject.

12.2	All costs associated with the return of the Leasing Subject to the Lessor are borne by the Lessee.

12.3

The Leasing Subject shall be returned to the Lessor in the same condition in which it was received as a lease taking into account the normal wear and tear. All identified shortcomings of the Leasing Subject are indicated in the acceptance certificate for the Leasing Subject.

If any deficiencies are identified in the returned Leasing Subject, the Lessor has the right to demand from the Lessee to compensate for the cost of correction of such deficiencies, including the cost of missing parts, assemblies, parts and assemblies of the Leasing Subject. The amount to be reimbursed is determined on the basis of the calculation of the Lessor, and in the case when the Lessee returns the Leasing Subject (the aggregate of the Leasing Subject’s remains) due to the termination of the Lease Agreement and/or the relevant Appendix to the Lease Agreement due to the destruction of the Leasing Subject (impossibility or inexpediency of restoring the Leasing Subject at the expense of the Insurer), on the basis of the requirement of the Insurer to transfer to them the missing parts, units, parts and assemblies of the Leasing Subject or compensation for their value, and if the Insurer has not submitted such a demand — on the basis of the Lessor’s calculation. The Lessor shall have the right, at its discretion, not to demand compensation in accordance with the procedure established by this clause hereof, in case of the destruction of the Leasing Subject (impossibility or inexpediency to restore the Leasing Subject at the expense of the Insurer), but unilaterally deduct the amount specified in the Insurer’s request or the Lessor’s calculation from the amounts payable by the Lessor to the Lessee in accordance with clause 13.11. of the Regulations.

12.4

If the Leasing Subject is registered by the Traffic Police for the Lessee, the Lessee shall be obliged to terminate the Leasing Subject registration or take another action provided for by the current Russian legislation, which will terminate the registration of the Leasing Subject by the Traffic Police for the Lessee, until the Leasing Subject is returned to the Lessor.

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12.5

In case of a unilateral refusal to execute the Lease Agreement and/or the corresponding Appendix to the Lease Agreement, or upon termination of the Lease Agreement as a result of a material violation by the Lessee of the terms of the Lease Agreement, the Lessor shall have the right, at its discretion, to immediately withdraw all or part of the Leasing Subjects and demand from the Lessee, including the complete and indisputable reimbursement of reasonable expenses related to the termination of the Lease Agreement and the withdrawal of the Leasing Subject.

13.	Insurance

13.1

The Policyholder and the Payer of the insurance premium under the Insurance Contract for the Leasing Subject, as well as under the Contract of the Civil Liability Insurance of the Vehicle Owner, are selected by mutual agreement of the Parties and are indicated in the Lease Agreement. The Policyholder and the Payer of the Insurance Premium are determined separately for each risk.

13.2

If the Lessor is the Insurer under the Insurance Contract for the Leasing Subject or under the Contract of the Civil Liability Insurance of the Vehicle Owner, the Lessee shall, at the request of the Lessor, within the time and place specified by it, to provide the Leasing Subject for inspection of the vehicle by the Insurer.

13.3

The insured amount under the Insurance Contract (except for the contract of civil liability insurance of the vehicle owner) must be equal to the market value of the Leasing Subject at the time of the conclusion of the Insurance Contract. An exception is the Insurance Contract, which comes into force no later than the date of signing the Certificate of Acceptance and Transfer of the Leasing Subject from the Lessor to the Lessee, according to which the Insured Amount for the first year of insurance shall be equal to the value of the Leasing Subject under the Purchase and Sale Agreement.

13.4

The Insured Amount under the Contract of the Civil Liability Insurance of the Vehicle Owner shall be at least 20,000 (Twenty thousand) US dollars or 20,000 (Twenty thousand) Euro, or 600,000 (Six hundred thousand) rubles, respectively, depending on the Currency of the Lease Agreement. The Insured Amount under the Contract of the Civil Liability Insurance of the Vehicle Owner, established in the Regulations, includes the Insured Amount under the Contract of Compulsory Civil Liability Insurance of the Vehicle Owner.

13.5

If the Policyholder is the Lessee, the latter undertakes to conclude an Insurance Contract for the Leasing Subject on the terms set forth herein, including the following conditions: the Leasing Subject must be insured:

13.5.1

from the full range of property risks (including, but not limited to risks of loss (theft), destruction (impossibility or inexpediency of recovery at the expense of the Insurer) and damage as a result of fire, flood, natural disasters, illegal actions of third parties, explosion, accident, road traffic accident, falling aerial vehicles and other items, the impact of animals, rollover, and, if applicable, the fall of goods transported or shipped by means of the Leasing Subject);

13.5.2	no franchises, neither conditional nor unconditional;

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13.5.3	insurance territory of the Leasing Subject: the Russian Federation without any exception;

13.5.4	without limiting the number of persons admitted to manage the Leasing Subject;

13.5.5	without any restrictions and the conditions of storage of the Leasing Subject;

13.5.6

non-aggregate insurance coverage. In this case, the non-aggregate insurance coverage means the sum insured under the Insurance Contract for the Leasing Subject, which does not change during the entire validity of the Insurance Contract, regardless of the number of insured events and the amount of insurance indemnities paid by the Insurer;

13.5.7	the terms and conditions related to the beneficiary must comply with the terms and conditions of the Regulations.

The Lessee is not entitled to change or terminate the Insurance Contract for the Leasing Subject without the prior written consent of the Lessor.

The Lessee must provide the Lessor with 1 (one) original copy of the Insurance Contract for the Leasing Subject within 5 (five) business days from the date of its conclusion, but not later than the expiry date of the previous Insurance Contract for the Leasing Subject, and if the Insurance Contract for the Leasing Subject provides insurance coverage of the Leasing Subject with the moment of transfer and acceptance of the Leasing Subject from the Seller, the Lessee is obliged to provide the Lessor with 1 (one) original copy of such an Insurance Contract before the transfer and acceptance of the Leasing Subject from the Seller. Insurance of the Leasing Subject is provided for the entire term of the Lease Agreement.

13.6

If the Insurer is the Lessee, the Lessor shall indicate the cost of the Leasing Subject under the Purchase and Sale Agreement to the Lessee. Upon written request of the Lessee the Lessor undertakes to provide to the Lessee a written document confirming the value of the object of lease purchase agreement.

13.7

In case of an increase in the amount of the insurance premium actually paid by the Lessor under the Contract of Compulsory Civil Liability Insurance of Vehicle Owners (hereinafter referred to as the “OSAGO”) in comparison with the amount of the insurance premium under OSAGO determined on the date of signing the relevant Appendix to the Lease Agreement, the Lessor shall have the right to unilaterally increase the Amount Lease Payments, including the Lease Payments Schedule under the relevant Appendix to the Lease Agreement by the difference between the insurance premium under OSAGO as of the date of actual payment and the insurance premium under OSAGO as of the date of signing the corresponding Appendix to the Lease Agreement, increased by value added tax from this difference, and the Lessee shall unconditionally make the Lease Payments in accordance with the corresponding Appendix to the Lease Agreement in the changed amount. The Lessor shall notify the Lessee of the change in the Lease Payments Amount under the relevant Appendix to the Lease Agreement by sending the Lessee a corresponding notification, which is an integral part of the Agreement. Refusal and/or evasion by the Lessee from receiving a notification about the change in the Lease Payments Amount according to the relevant Appendix to the Lease Agreement, as well as the absence of the Lessee at the location and/or at the last known address of the Lessee specified in the

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

Lease Agreement shall not constitute the grounds for releasing the Lessee from the obligation to make payments under the Lease Agreement in the changed amount. The Lease Payments Amount under the relevant Appendix to the Lease Agreement is deemed to have been changed on the date specified in the notice of change in the Lease Payments Amount under the relevant Appendix to the Lease Agreement.

13.8

Signature affixed by the Lessee to the Lease Agreement means that the Lessee is aware of all conditions, based on which the Insurance Agreement will be entered into, when the Policyholder is the Lessor, the Insurer’s Rules of Insurance, the rates and terms of payment of the insurance indemnity, means that the Lessee approves the listed provisions, as well as expresses the will and obliges itself to comply with the terms and conditions of the Insurance Agreement, as well as all documents referred to in the Insurance Agreement, Insurer’s Rules of Insurance and other conditions of insurance of the Leasing Subject. However, the Lessee must on its own initiative demand from the Lessor to provide it with the Insurance Contract, together with all documents accompanying the same, and the Lessor may not refuse to provide the Lessee with the Insurance Contract. Signature affixed by the Lessee to the Lease Agreement shall prove the Lessee’s approval of the franchise established under the Leased Asset Insurance Contract to the extent determined as agreed between the Lessor and the Insurer. Signature affixed by the Lessee to the Lease Agreement shall prove the Lessee’s approval of the insurance premium established under the Leased Asset Insurance Contract depending on the USD and/or EURO rate of exchange.

13.9

If the Insurance Contract is concluded for a period shorter than the validity period of the corresponding Appendix to the Lease Contract, a new Insurance Contract must be concluded under the terms of this clause of the Regulations. The new Insurance Contract shall enter into force from the date of termination of the previous Insurance Contract for the Leasing Subject.

If the Policyholder is the Lessor and in case that the Insurance Contract of the Leasing Subject is concluded for a period less than the validity period of the corresponding Appendix to the Lease Agreement, the Lessor, acting as the Policyholder, shall have the right to conclude a new Insurance Contract with the Insurer other than the specified by the Insurer in the corresponding Appendix to the Lease Agreement, and the signature of the Lessee on the Lease Agreement means, inter alia, that the Lessee has agreed with the Lessor’s right to conclude an Insurance Contract with an Insurer other than the Insurer specified in the relevant Appendix to the Lease Agreement.

If the amount of insurance premium under the new Insurance Contract exceeds the amount of the insurance premium under the Insurance Contract, which provided protection of the Leasing Subject under the relevant Appendix to the Lease Agreement from the date of Acceptance and Delivery of the Leasing Subject from the Seller, and the Lessor is the Payer of the insurance premium under the Insurance Contract, the Lessor shall have the right to unilaterally change the Lease Payments Amount, including the Lease Payments Schedule, in accordance with the relevant Appendix to the Lease Agreement. The Lessor shall notify the Lessee of the change in the Lease Payments Amount under the relevant Appendix to the Lease Agreement by sending the Lessee a corresponding notification, which is an integral part of the Lease Agreement. Refusal and/or evasion by the Lessee from receiving a notification of the change in the Lease Payments Amount according to the relevant Appendix to the Lease Agreement, as well as the absence of the Lessee at the location address and/or at the last known address of the Lessee specified in the Lease Agreement shall not constitute the grounds for releasing the Lessee from the obligation to make

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

payments under the Agreement in the changed amount. The Lease Payments Amount under the relevant Appendix to the Lease Agreement is deemed to have been changed on the date specified in the notice of change in the Lease Payments Amount under the relevant Appendix to the Lease Agreement.

13.10	When insuring the Leasing Subject, the Beneficiary is:

13.10.1	The Lessor — in case of loss (theft) and destruction of the Leasing Subject (impossibility or inexpediency of restoring the Leasing Subject at the expense of the Insurer);

13.10.2

The Lessee — in case of damage to the Leasing Subject (except for the cases of destruction of the Leasing Subject (impossibility or inexpediency to restore the Leasing Subject at the expense of the Insurer), unless the Lessor has expressly declared its will for the Beneficiary in the cases specified in clause 13.10.2 hereof.

13.11

Depending on which of the Parties, under the terms of the relevant Appendix to the Lease Agreement, is the Insurer for the risks of loss, destruction of the Leasing Subject (impossibility or inexpediency of restoring the Leasing Subject at the expense of the Insurer), the actions of the Parties in case of loss, destruction of the Leasing Subject (impossibility or inexpediency restoration of the Leasing Subject at the expense of the Insurer) are determined as follows:

13.11.1

If the Insurer is the Lessor, the amount of insurance indemnity received by the Lessor from the Insurer in case of loss, destruction of the Leasing Subject (impossibility or inexpediency of restoring the Leasing Subject at the expense of the Insurer) shall be set off against the Lessee’s performance of obligations under the relevant Appendix to the Lease Agreement, including the obligation to pay Unpaid Payments Amounts. If case of loss, destruction of the Leasing Subject (impossibility or inexpediency of restoring the Leasing Subject at the expense of the Insurer) and the termination of the relevant Appendix to the Agreement, the insurance indemnity received by the Lessor from the Insurer does not fully cover the Unpaid Payments Amount under the corresponding Appendix to the Lease Agreement, or insurance the indemnity has not been received, the Lessee shall pay the Lessor the difference between the insurance indemnity received by the Lessor and the Unpaid Payments Amount under the relevant Appendix to the Lease Agreement, and if the insurance indemnity has not been received, the Lessee shall pay the Lessor the Unpaid Payments Amount under the relevant Appendix to the Lease Agreement in full. In case of loss, destruction of the Leasing Subject (impossibility or inexpediency of restoring the Leasing Subject at the expense of the Insurer) and the termination of the relevant Appendix to the Lease Agreement, the insurance indemnity received by the Lessor exceeds the Unpaid Payments Amount under the corresponding Appendix to the Lease Agreement, the Lessor shall return the payments to the Lessee previously received from the Lessee in fulfillment of obligations under the relevant Appendix to the Lease Agreement, in the amount of the difference between the insurance indemnity received by the Lessor and the Unpaid Payments Amount under the corresponding Appendix to the Lease Agreement. No interest is charged on payments returned to the Lessee. The amount payable by the Lessor to the Lessee or the Lessee to the Lessor in accordance with this clause hereof may be changed by agreement of the parties to the Lease Agreement. In this case, the Lessor shall have the right to suspend the

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

payment of the amount due to the Lessee in accordance with this clause of the Lease Agreement until the Lessee returns to the Lessor the corresponding Leasing Subject (the aggregate of the Leasing Subject’s remains) in the condition that is recorded in the Insurer’s Inspection Report of the Leasing Subject, drawn up after the Insurer receives a notification of an event with the Leasing Subject that has signs of an insured event and/or in an act drawn up by the Lessor, if the Insurer did not draw up an Inspection Report of the Leasing Subject specified in this clause hereof.

13.11.2

If the Insurer is the Lessee, in case of loss, destruction of the Leasing Subject (impossibility or inexpediency of restoring the Leasing Subject at the expense of the Insurer), the Lessee, at the request of the Lessor, shall pay the Unpaid Payments Amount under the relevant Appendix to the Lease Agreement within 5 (Five) working days from the date of receipt the corresponding request. After the Lessee fulfills the Lessor’s request to pay the Amount of unpaid payments, the Lessor undertakes to transfer to the Lessee the Leasing Subject (if any), as well as all the rights of the beneficiary under the Insurance Contract for the Leasing Subject, if the Lessor had such rights.

If the Lessee fails to fulfill the request of the Lessor to pay the Unpaid Payments Amount under the relevant Appendix to the Lease Agreement in case of loss, destruction of the Leasing Subject (impossibility or inexpediency of restoring the Leasing Subject at the expense of the Insurer), the Lessor shall have the right, at its discretion, to demand the compulsory execution of the requirement to pay the Unpaid Payments Amount in the manner prescribed by the current legislation, or to satisfy their claims at the expense of insurance indemnity, which, if received by the Lessor, is set off against the Lessee’s fulfillment of its obligations under the relevant Appendix to the Lease Agreement, including the obligation to pay the Unpaid Payments Amount under the relevant Appendix to Lease Agreement, subject to the following conditions:

13.11.2.1

If, in case of loss, destruction of the Leasing Subject (impossibility or inexpediency of restoring the Leasing Subject at the expense of the Insurer) and the termination of the respective Appendix to the Lease Agreement, the insurance indemnity received by the Lessor from the Insurer does not fully cover the Unpaid Payments Amount under the relevant Appendix to the Lease Agreement, or the insurance indemnity has not been received, the Lessee shall pay the Lessor the difference between the insurance indemnity received by the Lessor and the Unpaid Payments Amount under the relevant Appendix to the Lease Agreement, and if the insurance indemnity is not received, the Lessee shall pay the Lessor the Unpaid Payments Amount under the relevant Appendix to the Lease Agreement in full;

13.11.2.2

In case of loss, destruction of the Leasing Subject (impossibility or inexpediency of restoring the Leasing Subject at the expense of the Insurer) and the termination of the relevant Appendix to the Lease Agreement, the insurance indemnity received by the Lessor exceeds the Unpaid Payments Amount under the corresponding Appendix to the Lease Agreement, the Lessor shall return the payments to the Lessee previously received from the Lessee in fulfillment of

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

obligations under the relevant Appendix to the Lease Agreement, in the amount of the difference between the insurance indemnity received by the Lessor and the Unpaid Payments Amount under the corresponding Appendix to the Lease Agreement. In this case, the Lessor has the right to suspend the payment of the amount due to the Lessee in accordance with this clause hereof until the Lessee returns to the Lessor the Leasing Subject (the aggregate of the Leasing Subject’s remains) in the condition that is recorded in the Insurer’s inspection report of the Leasing Subject, drawn up after the Insurer receives a message about the incident that happened to the Leasing Subject that has signs of an insured event and/or in a report drawn up by the Lessor, if the Insurer has not drawn up an inspection report on the Leasing Subject specified in this clause hereof.

13.12

If the Lessee bears the obligation to pay the insurance premium under the Insurance Agreement, and if the Lessee violates the term for payment of the insurance premium or any part thereof under the Insurance Agreement of the Leasing Subject for 1 (One) calendar day or more, as well as in cases the Lessee has not provided the Lessor with proof of payment by the Lessee of the insurance premium at the request of latter, the Lessor shall have the right to independently pay the insurance premium or a part of it so that the Leasing Subject does not turn out to be uninsured. In this case, the Lessor has the right to reimburse the costs of paying the insurance premium from any payment received from the Lessee under the Agreement with the obligatory notification of the Lessee about such compensation, while the reimbursement of the Lessor’s expenses specified in this clause hereof being made in the first place and precedence over the purpose of payment specified by the Lessee.

13.13

In the event of loss or destruction of the Leasing Subject (impossibility or inexpediency to restore the Leasing Subject at the expense of the Insurer), the Lessor shall have the right to refuse to execute the relevant Appendix to the Agreement unilaterally, after which the Appendix to the Agreement is deemed to be terminated. The Lessor informs the Lessee about the unilateral refusal of the Lessor to fulfill the relevant Appendix to the Agreement by sending a notification to the Lessee, while the Appendix to the Agreement is deemed to be terminated on the date specified in such notice.

13.14

In case of damage to the Leasing Subject (except for the destruction of the Leasing Subject (impossibility or inexpediency to restore the Leasing Subject at the expense of the Insurer), the Lessee shall be obliged to restore the Leasing Subject at the expense of the insurance indemnity received by the Lessee as the Beneficiary, and in cases where the amount of the insurance indemnity is not sufficient for the restoration of the Leasing Subject or the insurance indemnity has not been paid by the Insurer under the Insurance Contract, the Lessee shall restore the Leasing Subject in full at its own expense (if the insurance indemnity has not been paid by the Insurer under the Insurance Contract) or (if the insurance indemnity is received by the Lessee, but it is not enough to fully restore the Leasing Subject) bear part of the costs of restoration of the Leasing Subject in the amount of the difference between the total amount of expenses required for the full restoration of the Leasing Subject and the insurance indemnity received by the Lessee. For the purposes of this clause hereof, the ‘restoration of the Leased Asset’ shall mean the restoration of the Leased Asset condition as of the date of transferring the Leased Asset from the Lessor to the Lessee, with due regard for all subsequent modifications made to the Leased Asset with the consent of the Lessor and also with due regard for the normal wear of the Leased Asset. Subject to the terms of the Insurance Contract, the Lessee is obliged to present the restored Leasing Subject to the Insurer for inspection, notifying the Lessor of the date of such inspection no later than 2 (two) business days prior to the inspection date.

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13.15

Regardless of who the Policyholder and the Beneficiary is under the Insurance Contract for the Leasing Subject, the Lessee, as a person who owns and uses the Leasing Subject, is obliged to take all possible steps in order to receive the insurance indemnity.

13.16

In case of that, at the end of the lease term of the Leasing Subject, the Lessee has not paid all payments due in accordance with the relevant Appendix to the Lease Agreement, and therefore the Leasing Subject is not transferred to the ownership of the Lessee, the Lessor shall be entitled to independently pay the insurance premium to secure the Leasing Subject with the insurance protection for the entire period of time until the transfer of the Leasing Subject to the ownership of the Lessee or until the Leasing Subject is returned to the Lessor. The Lessor has the right to reimburse the expenses of the Lessor for the payment of the insurance premium by deducting the appropriate amount from any payment received from the Lessee or by submitting a separate claim to the Lessee for compensation of such expenses. In this case, the expiration of the lease term of the Leasing Subject for the purposes of this clause hereof means, inter alia, cases of early termination of the relevant Appendix to the Lease Agreement.

13.17

Upon termination (cancellation) of the Lease Agreement and/or termination of the relevant Appendix to the Lease Agreement in connection with the loss and/or destruction of the Leasing Subject (the impossibility or inexpediency of restoring the Leasing Subject at the expense of the Insurer), the Lessee shall be obliged to bear the costs of maintaining and storing the Leasing Subject (the aggregate of the Leasing Subject remains) until the return of the Leasing Subject (the aggregate of the Leasing Subject’s remains) to the Lessor. The Lessee is obliged to submit to the tax authority at the address of the location (place of registration) of the Lessee an application and documents confirming the loss (theft) of the Leasing Subject, for the purpose of confirming the validity of the exemption of this Leasing Subject from transport tax, within 1 (One) working day from the date the Lessee receives from the relevant competent authority of the Russian Federation documents confirming the loss (theft) of the Leasing Subject (certificate of theft of a car (Leasing Subject) or a certificate or resolution to initiate a criminal case, or other documents).

13.18

If, under the terms of the relevant Appendix to the Lease Agreement, the Leasing Subject is registered for the Lessee, the latter is obliged to terminate the Leasing Subject registration within 5 (Five) working days from the date a notification from the Lessor is received or to take another action provided for by the current Russian legislation, which shall terminate registration of the Leasing Subject by the Traffic Police for the Lessee, and at his own expense deliver it to the address specified by the Lessor. If the Leasing Subject is registered with the Lessor, the requirement established in this clause hereof to deliver the Leasing Subject to the address specified by the Lessor must be fulfilled by the Lessee within the time frame specified in the notice of the Lessor.

14.	Securing Performance of Obligations

14.1

In the event of late payment of the payments specified in the Lease Agreement and/or Appendices to the Lease Agreement, including the Advance Payment, or partial payment of the amounts specified in the Lease Agreement and/or Appendices to the Lease Agreement, including partial payment of the Advance Payment, the Lessor shall have the

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

right to demand from the Lessee to pay a forfeit in the form of a penalty in the amount of [***] of the amount unpaid on time for each day of delay in payment. The penalty provided for by this clause of the Regulations is calculated from the third day starting from the date following the date of the corresponding payment, unless the Lessor, at its own discretion, has chosen a different start date for calculating the penalty.

14.2

If the Lessee does not accept the Leasing Subject within the period established by the relevant Appendix to the Lease Agreement without any reasons, or refuses or evades acceptance of the Leasing Subject, the Lessor shall be entitled to demand from the Lessee to pay a fine in the amount of [***] of the value of the Leasing Subject under the Purchase and Sale Agreement. In this case, the Lessor has the right to unilaterally refuse to execute the Lease Agreement and/or the corresponding Appendix to the Lease Agreement, after which the Lease Agreement and/or the corresponding Appendix to the Lease Agreement shall be deemed to be terminated. The Lessor informs the Lessee of the Lessor’s unilateral refusal to execute the Lease Agreement and/or the corresponding Appendix to the Lease Agreement by sending the Lessee a relevant notification, while the Lease Agreement and/or the corresponding Appendix to the Lease Agreement is deemed to be terminated (cancelled) on the date specified in such notification.

14.3

In case of delay in returning to the Lessor the original PTS, executed in hard copy, the Lessor has the right to demand from the Lessee to pay a penalty in the amount of [***] US dollars or [***] Euro, or [***] rubles, respectively, in depending on the Currency of the Lease Agreement, for each day of delay in return.

14.4

In case of late return of the keys and/or alarm key fobs of the Leasing Subject issued to the Lessee (if the obligation to return is established by the Lease Agreement or the Regulations), the Lessor has the right to demand from the Lessee to pay a penalty in the amount of USD [***] or EUR [***] or RUB [***] respectively, depending on the Currency of the Lease Agreement, for each day of delay in return.

14.5

In case of violation by the Lessee of the term for payment of the insurance premium or any part of it under the Insurance Agreement of the Leasing Subject, as well as in case of any other violation by the Lessee of the insurance conditions of the Leasing Subject, which, including but not limited to this, caused that the Leasing Subject was insured on terms different from those agreed by the Lessor and the Lessee in the Lease Agreement, and such a difference has not been previously agreed in writing with the Lessor as the owner of the Leasing Subject, the Lessor shall have the right to demand from the Lessee to pay a penalty in the amount of up to [***] US dollars or up to [***] Euro, or up to [***] rubles, respectively, depending on the Currency of the Lease Agreement, at the discretion of the Lessor.

14.6

If the Lessee fails to comply with the period for return of the Leased Asset to the Lessor in cases provided for by the Lease Agreement, and in other cases, the Lessor is entitled to claim a penalty to be paid by the Lessee in the amount of [***] from the Leased Asset cost specified in the Purchase and Sale Agreement for each day of delay of the Leased Asset return.

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14.7

If the Lessee does not sign the purchase and sale agreement for the Leasing Subject, according to which the ownership of the Leasing Subject is transferred from the Lessor to the Lessee, or refuses or evades its conclusion, the Lessor shall have the right to require the Lessee to pay a penalty in the amount of [***] of the value of the Leasing Subject specified in the Purchase and Sale Agreement, for each day of delay in returning Leasing Subject.

14.8

If the Lessee does not restore the operability of the Satellite Monitoring System installed on the Leasing Subject or its replacement, removes the Satellite Monitoring System installed on it from the Leasing Subject without the prior written consent of the Lessor, or takes other actions with the Satellite Monitoring System that resulted in the loss of the Lessor’s control over the Leasing Subject, the Lessor shall have the right to demand from the Lessee the payment of a fine in the amount of [***] of the value of the Leasing Subject under the Purchase and Sale Agreement.

14.9

If the Lessee does not deliver the Leasing Subject to the service center for repairing the Satellite Monitoring System installed on the Leasing Subject within the time specified by the Lessor, the Lessor has the right to demand from the Lessee to pay a fine in the amount of [***] of the value of the Leasing Subject under the Purchase and Sale Agreement.

14.10

If the Leasing Subject, which is a passenger vehicle, is not accepted by the Lessee within the time frames provided for by the relevant Appendix to the Lease Agreement, the Lessor shall have the right to demand from the Lessee payment of a penalty in the amount of [***] US dollars or [***] Euro, or [***] Russian rubles, respectively, depending on the Currency of the Lease Agreement, for each day of delay in the acceptance of the Leasing Subject by the Lessee.

If the Leasing Subject belonging to any other category of vehicles (except for passenger vehicles) is not accepted by the Lessee within the time limits provided for by the relevant Appendix to the Lease Agreement, the Lessor shall have the right to require the Lessee to pay a penalty in the amount of [***] US dollars or [***] Euro, or [***] Russian rubles, respectively, depending on the Currency of the Lease Agreement, for each day of delay in acceptance of the Leasing Subject by the Lessee.

14.11

If the Lessee violates the obligation to provide the Lessor with one original copy of the Insurance Contract for the Leasing Subject, in accordance with the terms of which the Policyholder is the Lessee, within the terms and conditions stipulated by the Regulations, the Lessor has the right to demand from the Lessee to pay a penalty for each day of delay in the amount of [***] of the value of the Leasing Subject under the Purchase and Sale Agreement, expressed in the Currency of the Lease Agreement, and defined as the amount of payments in payment of the value of the Leasing Subject under the Sale and Purchase Agreement, each of which is converted into the Currency of the Lease Agreement at the rate of Bank of Russia on the date of payment by the Lessor to the Seller under the Purchase and Sale Agreement, and those dates, unless otherwise provided for by the Purchase and Sale Agreement and the documents signed jointly by the Seller and the Lessor pursuant to the Purchase and Sale Agreement, are the dates of the write-downs of funds from the payer’s current account when paying under the Purchase and Sale Agreement.

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14.12

If the Lessee fails to comply with the terms on providing the Leased Asset at the date, time and place agreed with the Lessor for providing the Additional Service “Delivery of the Leased Asset to the Service Station”, the terms on providing documents and accessories related to the Leased Asset to the Lessor, the terms on providing the Leased Asset to the Lessor by the Lessee with the amount of fuel necessary for providing the Additional Service “Delivery of the Leased Asset to the Service Station”, the Lessor shall be entitled to charge the Lessee a fine of USD [***] or EUR [***] or RUB [***] respectively, depending on the Currency of the Lease Agreement, for each violation.

14.13	Payment of penalties established by the Lease Agreement does not relieve the Parties from fulfilling their obligations under the Lease Agreement.

14.14

All penalties stipulated by the Lease Agreement are calculated and paid if the Lessor sends the Lessee a document containing a request to pay the penalties provided for by the Lease Agreement. In this case, the Lessee, within 10 (Ten) working days, is obliged to send the Lessor a written response to the above document containing the requirement to pay the penalty, or pay the penalty to the Lessor as a separate payment. From the moment the Lessee sends a document containing a claim for payment of penalties, the Lessor has the right, upon receipt of the next payment from the Lessee, first of all, to repay the Lessee’s debt to pay the penalty, and only after that shall the Lessor take into account the remaining funds as the next Leasing payment or a part thereof (depending on the sufficiency of the received sums of money).

14.15

The Lessee, whose interests have been violated as a result of failure to fulfill or improper fulfillment by the Lessor of obligations under the Agreement, shall have the right to demand full compensation for the losses caused to him, with the exception of lost profits and lost income.

14.16

The Lessor has the right to reimburse the Expenses from any payment received from the Lessee under the Lease Agreement with the obligatory subsequent notification of the Lessee about such reimbursement. The Lessee does hereby accept the fact that the Lessee shall not have any claims against the Lessor related to the timing of payment of the amounts of fines, penalties and other expenses, including if such a payment is made within twenty days from the date of resolution under the case of an administrative offense, as well as the Lessee agrees with the amount of fines, penalties paid by the Lessor, as well as other Expenses.

Reimbursement of the Costs of the Lessor shall take priority over the purpose of payment stated by the Lessee. In case of sending the Lessor a document to the Lessee, with claiming any expenses, other than those pertaining to the Costs, by the date of reimbursement for the costs, the Lessor may, having received the payment under this Lease Agreement, first of all, settle the debt of the Lessee regarding the payment of penalties, other than those pertaining to the costs, and after that reimburse the Costs or any portion thereof, using the remaining portion of the aforesaid payment (depending on whether the remaining amount is sufficient for the same or not).

The notice of costs reimbursement shall be sent by the Lessor to any of the Lessee’s email addresses specified in this Lease Agreement or the last Appendix to the Lease Agreement, provided that the requirements of this clause of the Regulations are met. In that case, the Parties do hereby agree that the notices of costs reimbursement served by email shall be deemed served upon the Lessee in a proper manner and may be used as evidence should any dispute be tried by court.

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Until the Lessor receives a Lessee’s notice of changes in its email address in one of the ways specified in this clause of the Regulations, the notices of costs reimbursement shall be sent by the Lessor to the last known email address of the Lessee and the Lessee shall incur the risk of failure to receive the same.

The Lessor may, at any time, unilaterally modify the manner of serving the Notices of Costs Reimbursement upon the Lessee.

The Lessee shall incur all risks related to the operation of the Lessee’s email, its contents, any defects, failure, malfunctions and unauthorized information leakage, which result in or may cause damage or loss of incoming mail.

The Lessor shall incur no liability for late delivery of a message served from the Lessor’s email address should such late delivery be caused by communication system malfunction, actions / failures to act on the part of persons providing access to the Internet network and such other services, or due to events of force majeure, i.e. extraordinary and currently unpreventable circumstances.

In case of changing the Lessee’s e-mail address, the latter shall notify the Lessor about it at least 2 (two) working days prior to such change in one of the following ways:

•	by sending a message from the email address, which is expected to be changed. Such message shall contain a new email address of the Lessee, together with the effective date of that email address;

•

by serving upon the Lessor of a written notice of changes in email address signed by authorized representative of the Lessor. Such notice shall contain a new email address of the Lessee, together with the effective date of that email address.

In cases specified in this clause hereof, a notice to the Lessor of changing the Lessee’s email address shall be deemed proper.

If, after the expiration of the lease term under the relevant Appendix to the Lease Agreement, the Lessor incurs expenses for reasons that occurred during the lease term under the relevant Appendix to the Lease Agreement, the Lessor shall have the right to demand reimbursement of such expenses. In this case, the Lessor sends the Lessee a corresponding claim for reimbursement of expenses, and the Lessee shall be obliged to make payment within 10 (ten) calendar days from the date of sending by the Lessor such a request. In case of violation by the Lessee of the specified term of payment, the Lessor shall be entitled to reimburse the expenses from any payment received from the Lessee under the Lease Agreement. The claim for reimbursement of expenses shall be sent by the methods specified in this clause of the Regulations.

14.17	The security payment is a way to ensure the fulfillment of the Lessee’s obligations under the Lease Agreement and is not used by the Lessor for other purposes.

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14.17.1	The security payment ensures the fulfillment of the following obligations of the Lessee:

•

payment of any payments stipulated by the Regulations and / or the Lease Agreement, as well as payments in connection with the Leasing Subject and / or use of the Leasing Subject, the due date of which has been violated and / or which are payable in connection with the Lessor’s claim to this effect;

•	reimbursement of expenses related to the payment of fines by the Lessor as a result of violation by the Lessee of the current legislation;

•	the payment of any forfeits (fines, penalties), provided by the Regulations and/or the Agreement and/or applicable laws;

•	reimbursement of expenses related to the payment by the Lessor of the insurance premium to provide the Leasing Subject with insurance coverage, in the cases stipulated by the Regulations;

•

payment by the Lessee of the difference between the insurance indemnity received by the Lessor and the Unpaid Payments Amount, and payment by the Lessee to the Lessor of the Unpaid Payments Amount in full in case of failure to receive the insurance indemnity, in cases of loss, destruction of the Leasing Subject (impossibility or inappropriateness of the restoration of the Leasing Subject at the expense of the Insurer) and termination the relevant Appendix in this regard;

•	reimbursement of the Lessor’s expenses for the restoration of the Leasing Subject;

•	reimbursement of any other expenses and/or expenses due to any violation by the Lessee of the terms of the Regulations, and/or the Lease Agreement and/or current legislation.

14.17.2

The Lessor shall have the right, at its discretion, to withhold the amounts of payments, reimburse expenses subject to payment of forfeit (fines, penalties), as well as other payments directly from the Security Deposit with the obligatory subsequent notification of the Lessee about such withholding and/or reimbursement (hereinafter the “Notice of Fulfillment of Obligations from the Security Deposit”). The order of making demands for the fulfillment of the Lessee’s obligations from the Security Deposit shall be determined by the Lessor. The notice of the fulfillment of obligations from the Security Deposit shall be sent by the Lessor to the Lessee at any of the Lessee’s e-mail addresses specified in the Lease Agreement or the latest Appendix to the Lease Agreement. At the same time, the parties acknowledge that the Notices of the Fulfillment of Obligations from the Security Deposit, sent by e-mail, are an appropriate way of notifying the Lessee and can be used as evidence when considering disputes in court.

Until the Lessor receives a notice from the Lessee on the change of the Lessee’s e-mail address in one of the ways provided for in section 14 of the Regulations, the Notices of the Fulfillment of Obligations from the Security Deposit shall be sent to the Lessee’s last e-mail address known to the Lessor, and the Lessee bears the risk of the consequences associated with this. The Lessor shall have the right at any time to change the method of sending the Notices to the Lessee on the Fulfillment of Obligations from the Security Deposit.

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The Lessee is obliged to transfer to the Lessor the amount necessary to restore the Security Deposit to the Lessor within 5 (Five) working days from the date of receipt from the Lessor of the Notice of the Fulfillment of Obligations from the Security Deposit to the amount established by the relevant Appendix to the Lease Agreement.

14.17.3

The Parties have agreed that the Lessee’s payment of the Security Deposit does not affect the Lessor’s right to file claims against the Lessee in connection with the violation by the Lessee of the Regulations and/or the Lease Agreement, and/or current legislation, and does not give the Lessee the right not to perform or perform improperly any obligations of the Lessee under the Lease Agreement.

14.17.4	Interests on the Security Deposit in favor of the Lessee shall not be charged and the Lessee shall not be paid by the Lessor.

At the end of the lease term, provided that the Lessee fulfills all obligations under the relevant Appendix to the Lease Agreement, the Lessor shall return to the Lessee the Security Deposit or the remaining part of the Security Deposit (if any) by transferring to the Lessee’s bank account within 2 (Two) months from the date of payment by the Lessee of the Redemption Price.

15.	Termination of the Lease Agreement

15.1

The Lessor has the right to refuse to fulfill the Lease Agreement and/or the corresponding Appendix to the Lease Agreement unilaterally, after which the Lease Agreement and/or the corresponding Appendix to the Lease Agreement shall be deemed to be terminated (cancelled) in the following cases:

15.1.1	The Purchase and Sale Agreement did not enter into force or was terminated for any reason prior to the transfer of the Leasing Subject by the Seller to the Lessor.

15.1.2	The Seller, for any reason, was unable to transfer the Leasing Subject to the Lessor, which led to the termination of the Sale and Purchase Agreement.

15.2

Upon termination of the Lease Agreement and/or termination of the relevant Appendix to the Lease Agreement in the cases provided for in paragraphs 15.1.1 and 15.1.2 hereof, the Parties to the Lease Agreement shall be released, respectively, from mutual obligations under the Lease Agreement and/or the Appendix to the Lease Agreement, respectively. The advance payment received by the Lessor from the Lessee shall be refunded to the Lessee no later than 10 (ten) banking days from the date of full return by the Seller to the Lessor of the money paid by the Lessor under the Sale and Purchase Agreement, net of reasonable costs and losses of the Lessor, confirmed by relevant documents. The Lessor informs the Lessee on the unilateral refusal of the Lessor to fulfill the Lease Agreement and/or the corresponding Appendix to the Lease Agreement by sending a notification to the Lessee, while the Lease Agreement and/or the Appendix to the Lease Agreement is deemed to be terminated as of the date specified in such notification.

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15.3

The Lessor has the right to unilaterally refuse to fulfill the Lease Agreement and/or the Appendix to the Lease Agreement, after which the Lease Agreement and/or the corresponding Appendix to the Lease Agreement shall be deemed to be terminated (cancelled) in case of the following circumstances:

15.3.1	delay in payment by the Lessee of the Advance Payment or any part thereof for 30 (thirty) or more calendar days under any of the Annexes;

15.3.2

termination of the Security Agreement (including the Surety Agreement), if the Security Agreement was entered into and was not terminated by agreement of the Parties; recognition of the Security Agreement as invalid or not concluded; evasion or refusal of the person providing security to conclude a Security Agreement. In this case, the person providing security is deemed to have refused to conclude the Security Agreement if such an agreement was not concluded within 1 (one) month from the date of signing the Lease Agreement and/or the corresponding Appendix to the Lease Agreement;

15.3.3	material violation by the Lessee of the terms of the Lease Agreement and/or any Appendix to the Lease Agreement and/or any other agreement concluded by and between the Lessor and the Lessee.

15.3.4

the financial condition of the Lessee meets the signs of insolvency (bankruptcy) and / or the grounds for taking measures to prevent bankruptcy established by the legislation of the Russian Federation;

15.3.5	in relation to the Lessee, measures have been taken to prevent bankruptcy, established by the legislation of the Russian Federation;

15.3.6	an application for declaring the Lessee bankrupt has been submitted to the arbitration court;

15.3.7

in relation to the Lessee, the procedures applied in the bankruptcy case established by the legislation of the Russian Federation have been introduced, and / or an arbitration manager or a similar body / official has been appointed;

15.3.8	the arbitration court made a decision to declare the Lessee bankrupt and open bankruptcy proceedings;

15.3.9

in relation to the Lessee, a decision was made to liquidate or appoint a liquidation commission (liquidator) by the founders (participants) or by the body of the relevant person authorized by the constituent documents, or by the court;

15.3.10	an application for liquidation of the Lessee has been submitted to the arbitration court;

15.3.11	a decision was made in relation to the Lessee to reorganize it in any form provided for by the legislation of the Russian Federation.

15.3.12	death of an individual who is both the sole executive body of the Lessee and its sole founder.

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15.4	Material violations of the Lease Agreement by the Lessee are:

15.4.1	failure to pay the Advance Payment or any part of the Advance Payment in full after the expiry of the payment deadline established by the Appendix to the Lease Agreement;

15.4.2

delay in making Lease Payments against the terms stipulated by the Appendix to the Lease Agreement, 6 (six) or more times during the term of the Lease Agreement and/or any Appendix to the Lease Agreement, regardless of whether each of the overdue Lease Payments was subsequently paid or not paid, as well as regardless of the period of time for which any of the Lease Payments was delayed;

15.4.3	delay in making any Lease payment for 15 (fifteen) or more calendar days, regardless of whether such Lease payment was made later or was not paid;

15.4.4	violation of the terms of the Insurance Contract and / or Lease Agreement, which led to one or more (or all) of the following results:

15.4.4.1.	The Leasing Subject turned out to be uninsured for any period of time,

15.4.4.2.	The Leasing Subject turned out to be insured on terms not previously agreed with the Lessor in writing,

15.4.4.3.	The Insurer made a decision to refuse to pay the insurance indemnity;

15.4.5

delay in return by the Lessee to the Lessor of the original PTS for the Leasing Subject, issued in hard copy, for a period of more than 20 (twenty) calendar days (except for cases when the original PTS on the Leasing Subject is held by the Traffic Police, for which there is a corresponding written confirmation from the Traffic Police transmitted by the Lessee to the Lessor before expiration of the term specified in this clause of the Regulations);

15.4.6

a significant violation of the conditions of maintenance and operation, as well as violation of the terms and scope of maintenance of the Leasing Subject under the terms of the Seller (manufacturer) of the Leasing Subject and/or the Lessee’s failure to fulfill the obligation to restore the Leasing Subject in cases stipulated by the Regulations and/or the Lease Agreement;

15.4.7

creation or occurrence of any encumbrances of the Leasing Subject, including the transfer and/or finding of the Leasing Subject from third parties, except for those for which prior written consent the of the Lessor has been received;

15.4.8

the impossibility of inspecting the Leasing Subject by the Lessor at the address specified in the relevant Appendix to the Lease Agreement as the “Permanent Location of the Leasing Subject” within 5 (five) working days from the date the Lessor sends to the Lessee a request for the need for such inspection due to the absence of the Leasing Subject (except for the theft of the Leasing Subject, or the presence of the Lessor’s prior written consent to change the permanent location of the Leasing Subject);

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

15.4.9	placement and/or storage and/or use of the Leasing Subject where the use of the Leasing Subject is not allowed in accordance with these Regulations;

15.4.10	the Maximum Mileage of the Leased Asset is reached before the leasing term expiration;

15.4.11	the actual mileage of the Leased Asset during the reported year exceeds the Annual Average Mileage of the Leased Asset by more than 50% (fifty percent);

15.4.12

the Lessee’s failure to fulfill the obligation to restore the operability of the Satellite Monitoring System, removal by the Lessee of the Satellite Monitoring System installed by the Lessor for the Leasing Subject, introducing modifications to the Satellite Monitoring System installed on the Leasing Subject, replacing the Satellite Monitoring System without the Lessor’s consent, performing other actions with the Satellite Monitoring System that may entail the loss of control of the Lessor over the Leasing Subject;

15.4.13

violation by the Lessee of the obligation to provide the Leasing Subject to the service center for the repair of the Satellite Monitoring System under the terms and conditions stipulated by the Lease Agreement;

15.4.14	violation by the Lessee of the obligation to notify the Lessor of changes in information on the Lessee, the Lessee’s representative, beneficiaries and beneficial owners;

15.4.15	other cases provided for by the current Russian legislation.

15.5	In the event of any material violation of the Lease Agreement, the Lessor shall have the right to take any of the following measures at its sole discretion:

15.5.1

Require the Lessee to pay the Unpaid Payments Amount or the Unpaid Payments Amount under the Lease Agreement at a time, and, in addition to this, demand compensation from the Lessee for all losses incurred. After the Lessee fully fulfills the terms of this clause hereof, the Lessor undertakes to transfer the ownership of the Leasing Subject to the Lessee.

15.5.2

In order to oblige the Lessee to immediately return all or part of the Leasing Subjects to the Lessor or to withdraw all or part of the Leasing Subjects from the Lessee at its own discretion. From the date the Leasing Subject is returned to the Lessor, the Lessee shall be released from the obligation to make payments under the relevant Appendix to the Lease Agreement, the due date of which has not fallen on the date of return of the Leasing Subject to the Lessor, and shall pay all payments under the Lease Agreement and/or the corresponding Appendix to the Lease Agreement, the obligation to pay which arose before the return of the Leasing Subject to the Lessor.

15.5.3

Require termination of the Lease Agreement and/or termination of the relevant Appendix to the Lease Agreement and withdrawal of the Leasing Subject according to the procedure established by the current Russian legislation, as well as take other actions provided for by the current Russian legislation and/or the Regulations.

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15.6

In case of any material violation of the Lease Agreement specified in clauses 15.4.1. — 15.4.15. hereof, as well as if the Lessor has sufficient grounds to believe that the Lessee shall commit a material violation of the Lease Agreement, the Lessor has the right to unilaterally refuse to execute the Lease Agreement and/or Appendix to the Lease Agreement (including several Appendices), after which the Lease Agreement and/or the corresponding Appendix to the Lease Agreement shall be deemed to be terminated (cancelled), and withdraw the Leasing Subject from the Lessee. The Lessor informs the Lessee on the unilateral refusal of the Lessor to fulfill the Lease Agreement and/or the Appendix to the Lease Agreement by sending the appropriate notification to the Lessee, while the Lease Agreement and/or the corresponding Appendix to the Lease Agreement is deemed to be terminated (cancelled) as of the date specified in such notification.

15.7	After the Lessee returns the Leasing Subject to the Lessor or seizes the Leasing Subject from the Lessee, the Lessor shall have the right, at its discretion,

15.7.1	in cases of unilateral refusal of the Lessor to fulfill the relevant Appendix to the Lease Agreement, take one of the following actions:

15.7.1.1	Sell the Leasing Subject to any third party, including through the sale of the Leasing Subject under a commission agreement, in accordance with the procedure below.

Sale of the Leasing Subject is carried out at the price determined by the Lessor or at a price not lower than the value specified by the appraiser, not later than 6 (six) months from the date of return to the Lessor (withdrawal) of the Leasing Subject. By signing the Lease Agreement, the parties to the Lease Agreement recognize the specified period as reasonable and necessary to find a buyer for the Leasing Subject and conclude a purchase and sale agreement for the Leasing Subject with the buyer (other agreement, including a commission agreement). The term for the sale of the Leasing Subject may be increased by the Lessor unilaterally in the following cases:

•

The leased asset is an expensive property. In this clause of the Regulations, expensive property means property, the sale value of which is [***] or more Russian rubles or the equivalent of the specified amount in foreign currency.

•

Leasing Subject has been used for the participation in racing competitions, trials of any sort, and preparations for them, for driver training, as taxis, for use on rough terrain, as well as used in any other way, which resulted in the deterioration of the Leasing Subject at the time of the return to the Lessor significantly exceeding the natural one;

•	The Leasing Subject was used where the use of the Leasing Subject is not allowed in accordance with the terms of these Regulations;

•	the annual mileage of the Leasing Subject exceeds 35,000 (thirty five thousand) kilometers;

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•

The Leasing Subject was used in violation of the conditions of maintenance and operation, as well as the terms and scope of maintenance of the Leasing Subject under the terms of the Seller (manufacturer) of the Leasing Subject;

•	The leased asset was used by the subtenant or the sublessee (regardless of whether the appropriate permission of the Lessor was obtained or not);

•	The Leasing Subject at the time of its return to the Lessor is disassembled (both in full and in part);

•	The Leasing Subject has not been restored by the Lessee after an insured event or an event that has signs of an insured event;

•	the depreciation of the Leasing Subject at the time of its return to the Lessor significantly exceeds natural for any other reasons;

•	The Leasing Subject is a rare and / or exclusive property;

•	The Leasing Subject was produced (manufactured) in the People’s Republic of China;

•	The Leasing Subject has nonstandard characteristics for this type of property;

•	The leased asset is a low-liquid property for any other reason.

By signing the Lease Agreement, the Lessee agrees that the choice of the appraiser of the Leasing Subject is carried out by the Lessor independently, without agreement with the Lessee.

After receipt of the amount from the sale of the Leasing Subject in full to the Lessor’s account, the Lessor and the Lessee shall make mutual settlements as follows.

If the amount of payments received by the Lessor from the Lessee under the relevant Appendix to the Lease Agreement (including the Advance Payment), increased by the amount received by the Lessor from the sale of the Leasing Subject under the relevant Appendix to the Lease Agreement, is less than the Lease Payments Amount under the relevant Appendix to the Lease Agreement (including the Advance Payment), increased by the Redemption Price of the Leasing Subject, the Lessor’s losses, forfeits, penalties, fines and other expenses of the Lessor under the relevant Appendix to the Lease Agreement, the Lessee shall pay the Lessor the difference between the amount received by the Lessor from the Lessee to the corresponding Appendix (including the Advance Payment), increased by the amount received by the Lessor from the sale of the Leasing Subject, and the Lease Payments Amount under the relevant Appendix to the Lease Agreement (including the Advance Payment), increased by the Redemption Price of the Subject lease, losses of the

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

Lessor, forfeits, penalties, fines and other expenses of the Lessor under the Lease Agreement, within 30 (thirty) working days from the date of delivery of the relevant request to the Lessee, sent by the Lessor by e-mail or Russian Post, or by courier (including, representative of the Lessor).

In this case, the demand is deemed to be delivered to the Lessee if it is received by the Lessee, as well as in cases where, despite the submission of the demand by the Lessor in accordance with the terms of these Regulations, the Lessee did not appear to receive it or refused to receive it, or the demand was not served due to the absence of the addressee at the address indicated in the request, about which the communications authority informed the Lessor. The date of delivery of the request of the Lessor to the Lessee is the date of its receipt by the Lessee, and if the Lessee does not appear to receive the request of the Lessor or refuses to receive it, or does not receive it due to the absence of the addressee at the address specified in the request, the date of sending a notification sent by the communication body (courier) to the Lessor about non-delivery to the Lessee of the Lessor’s claim.

If the amount received by the Lessor from the Lessee of payments under the relevant Appendix to the Lease Agreement (including the Advance Payment), increased by the amount received by the Lessor from the sale of the Leasing Subject, exceeds the Lease Payments Amount under the relevant Appendix to the Lease Agreement (including the Advance Payment), increased by the Redemption Price of the Leasing Subject, the Lessor’s losses, forfeits, penalties, fines and other expenses of the Lessor under the relevant Appendix to the Lease Agreement, the Lessee shall be entitled to receive the difference between the amount of payments received by the Lessor from the Lessee under the corresponding Appendix to the Lease Agreement (including the Advance Payment) increased by the amount received by the Lessor from the sale of the Leasing Subject under the relevant Appendix to the Lease Agreement, and the Lease Payments Amount under the relevant Appendix to the Lease Agreement (including the Advance Payment), increased by the redemption price of the Leasing Subject inga, the Lessor’s losses, penalties, penalties, fines and other expenses of the Lessor under the relevant Appendix to the Lease Agreement. The Lessor shall pay the Lessee the difference between the amount of payments received by the Lessor from the Lessee under the relevant Appendix to the Lease Agreement (including the Advance Payment), increased by the amount received by the Lessor from the sale of the Leasing Subject, and the Lease Payments Amount under the relevant Appendix to the Lease Agreement (including Advance payment), increased by the redemption price of the Leasing Subject, the Lessor’s losses, forfeits, penalties, fines and other expenses within 30 (Thirty) working days from the moment the Lessor receives a written request from the Lessee to pay the specified difference.

In this case, if the Lessor does not agree with the amount specified in the request of the Lessee, the Lessor shall pay the Lessee the difference between the amount received by the Lessor from the Lessee of payments under the relevant Appendix to the Lease Agreement (including the

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing

Advance Payment), increased by the amount received by the Lessor from the sale of the Leasing Subject, and the Lease Payments Amount under the relevant Appendix to the Lease Agreement (including the Advance Payment), increased by the Redemption Price of the Leasing Subject, the Lessor’s losses, penalties, penalties, fines and other expenses of the Lessor under the relevant Appendix to the Lease Agreement, within 10 (yen) working days from the date of entry into force of the court decision, which satisfied the Lessee’s claim to recover the specified difference from the Lessor.

The Parties to the Agreement unconditionally recognize as losses of the Lessor the expenses of the Lessor on the withdrawal and sale of the Leasing Subject, including, but not limited to, the costs of assessing the Leasing Subject, the cost of storing the Leasing Subject, the cost of delivering the Leasing Subject to the storage location, the cost of evacuation services, expenses for the repair of the Leasing Subject, as well as other expenses incurred by the Lessor in connection with the unilateral refusal of the Lessor to fulfill the Lease Agreement or the corresponding Appendix to the Lease Agreement due to its material violation by the Lessee.

15.7.1.1.1

The Lessor has the right to set off the difference between the amount of payments received by the Lessor from the Lessee under the relevant Appendix to the Lease Agreement (including the Advance Payment), increased by the amount received by the Lessor from the sale of the Leasing Subject under the relevant Appendix to the Lease Agreement, and the Lease Payments Amount under the corresponding Appendix to the Lease Agreement. To the Lease Agreement (including the Advance Payment), increased by the Redemption Price of the Leasing Subject, the Lessor’s losses, penalties, penalties, fines and other expenses of the Lessor under the relevant Appendix to the Lease Agreement, against the Lessee’s unfulfilled obligations under other Appendices to the Lease Agreement.

15.7.1.2	To carry out any other action with respect to Leasing Subject(s) not prohibited by the legislation of Russian Federation;

15.7.2	In cases of unilateral refusal of the Lessor to execute the Lease Agreement, the Lessor shall have the right to take one of the following actions:

15.7.2.1	Sell all Leasing Subjects to any third party, including through the sale of all Leasing Subjects under a commission agreement, in accordance with the procedure below.

Leasing Subjects are sold at the price determined by the Lessor or at a price not lower than the value specified by the appraiser, not later than 9 (nine) months from the date of return to the Lessor (withdrawal) of the Leasing Subjects. By signing the Lease Agreement, the Parties to the Lease Agreement recognize the specified period as reasonable and

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necessary to search for a buyer for the Leasing Subjects and conclude a purchase and sale agreement for the Leasing Subjects with the buyer (another agreement, including a commission agreement). The term for the sale of the Leasing Subjects may be prolonged by the Lessor unilaterally in the following cases:

•

The leased asset is an expensive property. In this clause of the Regulations, expensive property means property, the sale value of which is [***] or more Russian rubles or the equivalent of the specified amount in foreign currency.

•

Leasing Subject has been used for the participation in racing competitions, trials of any sort, and preparations for them, for driver training, as taxis, for use on rough terrain, as well as used in any other way, which resulted in the deterioration of the Leasing Subject at the time of the return to the Lessor significantly exceeding the natural one;

•	The Leasing Subject was used where the use of the Leasing Subject is not allowed in accordance with the terms of these Regulations;

•	the annual mileage of the Leasing Subject exceeds 35,000 (thirty five thousand) kilometers;

•

The Leasing Subject was used in violation of the conditions of maintenance and operation, as well as the terms and scope of maintenance of the Leasing Subject under the terms of the Seller (manufacturer) of the Leasing Subject;

•	The leased asset was used by the subtenant or the sublessee (regardless of whether the appropriate permission of the Lessor was obtained or not);

•	The Leasing Subject at the time of its return to the Lessor is disassembled (both in full and in part);

•	The Leasing Subject has not been restored by the Lessee after an insured event or an event that has signs of an insured event;

•	the depreciation of the Leasing Subject at the time of its return to the Lessor significantly exceeds natural for any other reasons;

•	The Leasing Subject is a rare and / or exclusive property;

•	The Leasing Subject was produced (manufactured) in the People’s Republic of China;

•	The Leasing Subject has nonstandard characteristics for this type of property;

•	The leased asset is a low-liquid property for any other reason.

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By signing the Lease Agreement, the Lessee agrees that the choice of the appraiser of the Leasing Subject is carried out by the Lessor independently, without agreement with the Lessee.

Upon receipt of the amount from the sale of the Leasing Subjects in full to the Lessor’s settlement account, the Lessor and the Lessee shall make mutual settlements in the following order.

If the amount received by the Lessor from the Lessee under the Lease Agreement (including the Advance Payment), increased by the amount received by the Lessor from the sale of all Leasing Subjects, is less than the Lease Payments Amount under the Lease Agreement (including Advance Payments) increased by the Redemption Prices of the Leasing Subjects, losses of the Lessor, penalties, forfeits, fines and other expenses of the Lessor under the Lease Agreement, the Lessee shall pay the Lessor the difference between the amount received by the Lessor from the Lessee under the Lease Agreement (including Advance payments), increased by the amount received by the Lessor from the sale of the Items, and the Lease Payments Amount under the Lease Agreement (including Advance Payments), increased by the Redemption Prices of the Leasing Subjects, the Lessor’s losses, penalties, forfeits, fines and other expenses of the Lessor under the Lease Agreement, within 30 (Thirty) working days from the date of delivery appropriate demand to the Lessee, sent by the Lessor by e-mail or the Russian Post, or by courier (including the representative of the Lessor).

In this case, the demand is considered delivered to the Lessee if it is received by the Lessee, as well as in cases where, despite the demand by the Lessor in accordance with the terms of these Regulations, the Lessee did not appear to receive it or refused to receive it, or the demand was not served due to the absence of the addressee at the address indicated in the request, about which the communications authority informed the Lessor. The date of delivery of the request of the Lessor to the Lessee is the date of its receipt by the Lessee, and if the Lessee does not appear to receive the request of the Lessor or refuses to receive it, or does not receive it due to the absence of the addressee at the address specified in the request, the date of sending a notification sent by the communication body (courier) to the Lessor about non-delivery to the Lessee of the Lessor’s claim.

If the amount received by the Lessor from the Lessee under the Lease Agreement (including Advance Payments), increased by the amount received by the Lessor from the sale of all Leasing Subjects, exceeds the Lease Payments Amount under the Lease Agreement (including Advance Payments) increased by the Redemption Prices of the Leasing Subjects, losses of the Lessor, forfeits, penalties, fines and other expenses of the Lessor under the Lease Agreement, the Lessee shall be entitled to receive the difference between the amount of payments received by the Lessor from the Lessee under the Lease Agreement (including Advance Payments), increased by the amount received by the Lessor from the sale of the Leasing Subjects, and the Lease Payments Amount under the Lease Agreement (including Advance Payments), increased by the Redemption

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Prices of the Leasing Subjects, the Lessor’s losses, penalties, forfeits, fines and other expenses of the Lessor under the Lease Agreement. The Lessor shall pay the Lessee the difference between the amount of payments received by the Lessor from the Lessee under the Lease Agreement (including Advance Payments), increased by the amount received by the Lessor from the sale of all Leasing Items, and the Lease Payments Amount under the Lease Agreement (including Advance Payments), increased on the redemption prices of the Leasing Subjects, the Lessor’s losses, forfeits, penalties, fines and other expenses within 30 (thirty) working days from the date the Lessor receives a written request from the Lessee to pay the specified difference.

In this case, if the Lessor does not agree with the amount specified in the request of the Lessee, the Lessor shall pay the Lessee the difference between the amount received by the Lessor from the Lessee of payments under the Lease Agreement (including Advance Payments), increased by the amount received by the Lessor from the sale of all Leasing Items, and the Lease Payments Amount under the Lease Agreement (including Advance Payments), increased by the Redemption Prices of the Leasing Subjects, the Lessor’s losses, penalties, forfeits, fines and other expenses of the Lessor under the Lease Agreement, within 10 (ten) working days from the date of entry into the force of a court decision that satisfied the Lessee’s claim to recover the specified difference from the Lessor.

The parties to the Lease Agreement unconditionally recognize the Lessor’s losses as the Lessor’s expenses on the withdrawal and sale of all Leasing Subjects, including, but not limited to, the costs of appraising the Leasing Subjects, the costs of storing the Leasing Subjects, the cost of delivering the Leasing Subjects to the storage location, the cost of services evacuation, repair costs of the Leasing Subjects, as well as other costs incurred by the Lessor in connection with the unilateral refusal of the Lessor to execute the Lease Agreement due to its material violation by the Lessee.

15.7.2.2	Carry out any other actions in relation to the Leasing Subject (s) that are not prohibited by the current legislation of the Russian Federation.

15.8	In case of termination of the Agreement, the procedure for the parties to the Agreement is similar to the procedure specified in clause 15.7.2 hereof, unless the Parties have agreed otherwise.

15.9

Unless otherwise provided by the Lease Agreement, in case of the death of the Lessee, who is an individual, the Agreement shall terminate on the date of death of the Lessee. All Leasing Subjects shall be returned to the Lessor, and the Lessor shall have the right to withdraw the Leasing Subjects unilaterally.

15.10

Failure to exercise or delay in the exercise by the Lessor of any right or remedy under the Lease Agreement does not constitute a waiver of the said right or remedy, and a single or partial exercise of any right or remedy does not preclude any subsequent or other exercise of any other right or remedy.

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15.11	The Lessee shall have the right to demand termination of the Lease Agreement and/or termination of the relevant Appendix to the Lease Agreement if:

15.11.1	Illegal actions of the Lessor led to the illegal seizure of the Leasing Subject from the Lessee;

15.11.2	The Lessor will be declared bankrupt in accordance with the established procedure.

16.	Force majeure

16.1

The party that has not performed or improperly performed its obligations under the Lease Agreement, shall be liable, including in case of the proper fulfillment of obligations was caused by force majeure, i.e. extraordinary and unavoidable circumstances under the given conditions.

17.	Dispute Resolution

17.1

A claim (statement) against the Lessee and the guarantor being an individual, as well as a claim against the Lessee being an individual, may be filed with the Babushkinsky District Court of Moscow or the magistrate of the court district No. 331. of Moscow (as appropriate) in accordance with the applicable laws of the Russian Federation. All other disputes and disagreements that may arise from the Lease Agreement or in connection with it will be resolved in the Moscow Arbitration Court in accordance with the current legislation of the Russian Federation.

17.2

If a pre-court settlement of a dispute arisen from the Lease Agreement is obligatory under applicable laws, such dispute may be submitted for resolution to the relevant Moscow court after 15 (fifteen) calendar days from the date of the claim (demand).

18.	Final conditions

18.1	After the conclusion of the Agreement, the conditions specified in the Agreement and the Regulations are valid, all other negotiations and correspondence under the Agreement shall become invalid.

18.2

In the event of a discrepancy between the conditions established by the Regulations, the Lease Agreement and the Appendix to the Lease Agreement, the conditions established by the Appendix to the Lease Agreement shall apply, except for cases expressly provided for by the Regulations.

18.3

The Lessee does hereby confirm that during the negotiations on the conclusion of the Agreement and/or the corresponding Appendix to the Lease Agreement, the Lessee has been provided with complete and reliable information necessary for concluding the Lease Agreement.

18.4

By signing the Agreement and each Appendix, the Lessee confirms that there are no grounds for the invalidity of the transaction (the Lease Agreement), which are known or should be known to the Lessee, as provided for by law. In particular, the Lessee confirms that:

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•

The Lessee has the authority sufficient to conclude the Lease Agreement and/or the corresponding Appendix to the Lease Agreement in accordance with applicable law, and if the Lease Agreement and/or the corresponding Appendix to the Lease Agreement are signed by a person acting on behalf of the Lessee and/or a representative of the Lessee, the authority of such the person and/or representative (as applicable) are sufficient to sign the Lease Agreement and/or the corresponding Appendix to the Lease Agreement and have a basis that meets the requirements of applicable law;

•

the consent of a third party, legal entity, state body or local self-government body is not required to conclude the Lease Agreement and/or the corresponding Appendix to the Lease Agreement, and if such consent was required, it was obtained by the Lessee prior to the conclusion of the Lease Agreement and/or the corresponding Appendix to the Lease Agreement, and at the same time the Lessee did not conclude with the person whose consent was required to conclude the Lease Agreement and/or the corresponding Appendix to the Lease Agreement, an agreement establishing other consequences of the lack of consent of such person to conclude the Lease Agreement and/or the corresponding Appendix to the Lease Agreement rather than the invalidity of the Lease Agreement;

•	Lessee’s entering into this Lease Agreement breaches no rights and legitimate interests of any third party;

•	This Lease Agreement is not in conflict with the Lessee’s business objectives provided in its instruments of incorporation and/or under applicable laws, if any,

•

When concluding the Lease Agreement and/or the corresponding Appendix to the Lease Agreement, the Lessee is not under the influence of delusion, deception, violence, threat, unfavorable circumstances, and the Lease Agreement and/or the corresponding Appendix to the Lease Agreement is not an onerous deal for the Lessee. The Lessee has all the information necessary for the conclusion of the Lease Agreement and/or the corresponding Appendix to the Lease Agreement. The Lessee is fully aware of the conditions under which the Lease Agreement and/or the corresponding Appendix to the Lease Agreement is concluded, he/she understands what the subject of the Lease Agreement and/or the corresponding Appendix to the Lease Agreement is, the rights and obligations of the Parties to the Lease Agreement, as well as legal consequences of the conclusion of the Lease Agreement and/or the corresponding Appendix to the Lease Agreement;

•	The Lessee confirms that no obvious reservations, misprints, slips are in the Lease Agreement and/or the corresponding Appendix to the Lease Agreement;

•

in case that the Lease Agreement and/or the corresponding Appendix to the Lease Agreement is signed by a person acting on behalf of the Lessee and/or a representative of the Lessee, such person and/or the Lessee’s representative (as applicable) confirms that by signing the Agreement lease and/or the corresponding Appendix to the Lease Agreement, he acted reasonably, prudently, solely in the interests of the Lessee cause thereby any damage to the Lessee.

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18.5

The Lessee, by signing the Lease Agreement and/or the corresponding Appendix to the Lease Agreement, confirms that the third party making payments under the Lease Agreement for the Lessee, if the Lessor has allowed such third party to make payments for the Lessee and did not return them to the third party, acts and will act as a result of imposing the fulfillment of obligations on him/her by the Lessee, and the evidence of such an assignment is the indication by a third party of the number or other details of the Agreement and the account in the payment order.

18.6

In order to fulfill the requirements of the Federal Law dated 22.05. 2003 No. 54- FZ “On the Application of Control and Cash Registers in settlements in the Russian Federation”, the Lessee shall provide to the Lessor the e-mail address and mobile phone number, which are specified in the Lease Agreement and/or the corresponding Appendix to Lease Agreement. If the Lessee’s obligation to make payments is fulfilled by an individual whose e-mail address and mobile phone number is not available to the Lessor, the Lessee, prior to the moment the payment is made by such a person, is obliged to send a notification to the Lessor indicating the surname, name, patronymic of the individual, email address and mobile phone numbers. Such notification shall be sent to the Lessor’s e-mail address specified in the Lease Agreement and/or the corresponding Appendix to the Lease Agreement.

18.7

By signing the Lease Agreement and/or the corresponding Appendix to the Lease Agreement the Lessee confirms that the Lessee’s e-mail address (addresses) indicated in the text of this Lease Agreement and/or the corresponding Appendix to the Lease Agreement belongs (belong) to the Lessee and the sending of messages of the Lessor at the specified e-mail address (at any of the e-mail addresses, if several are indicated) is the proper basis for the emergence, change or termination of the rights and obligations that are indicated in this message or arise in connection with it, if such an occurrence, change or termination provided for by the Lease Agreement and/or the Regulations.

18.8

By signing the Lease Agreement and/or the corresponding Appendix to the Lease Agreement the Lessee confirms his/her readiness and consent to receive notifications, notices and any other messages related to the Lease Agreement and/or the corresponding Appendix to the e-mail address (addresses) specified in the Agreement to the Lease Agreement, its conclusion, execution and termination.

18.9

When concluding a Lease Agreement, the parties are guided by the intention to complete the transaction provided for in paragraph 6 “Financial lease (leasing)” of Chapter 34 “Lease” of the Civil Code of the Russian Federation.

18.10

The parties to the Lease Agreement have agreed that the norm of paragraph 6 of Article 450.1. of the Civil Code of the Russian Federation does not apply to the relations between the parties to the Lease Agreement.

18.11

By signing the Lease Agreement, the Lessee represents and warrants that the Lessor has delivered a copy hereof and Rates to the Lessee prior to the date of the Lease Agreement, and the Lessee familiarized itself therewith. Regulations and Tariffs are posted on the website of the Lessor: www.europlan.ru.

18.12

If any term of the Lease Agreement is held invalid or inapplicable by a court of competent jurisdiction, the Lease Agreement, including the rest of terms and conditions, shall remain in effect and shall act as if such invalid or inapplicable condition has never been included in the Lease Agreement.

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18.13

The Lessee being an individual entrepreneur, declares that by concluding the Lease Agreement, he/she is not acting for the benefit of another person, and the Lessee confirms the absence of the beneficial owner and/or a person is able to control the actions of the Lessee.

18.14

In case of any changes in the information about the Lessee, representative of the Lessee, beneficiaries and beneficial owners, as such information is defined by applicable laws on combating money-laundering and financing of terrorism, the Lessee must promptly, but in any case – within 7 (seven) working days after the date of such changes, notify the Lessor thereof in writing.

18.15

Any notices, claims and other correspondence of the Lessee concerning the relations between the Parties under the Lease Agreement shall be considered valid if they are made in written form and delivered by courier against receipt or by mail with notification of delivery.

18.16

When the address, phone numbers and bank details are changed, the Parties to the Lease Agreement undertake to notify each other of such changes 10 (ten) calendar days prior to the proposed change. Otherwise, messages sent to the last address known to the Lessor are considered to have been sent properly.

18.17	All correspondence in connection with the Lease Agreement intended for the Lessor shall be sent to the location of the Lessor and to its postal address specified in the Lease Agreement.

18.18

If necessary to send any inquiries, letters, notices or claims related to the Lease Agreement by the Lessee to the Lessor, the Lessee shall forward such requests, letters, notices or claims according to the form of the Lessor. The Lessor shall have the right not to consider and not to respond to inquiries, letters, notifications or claims of the Lessee that are not executed in accordance with the Lessor’s form.

18.19

All correspondence in connection with a Lease Agreement intended for the Lessee shall be sent to the location of the Lessee and/or the last known address of the Lessee specified in the Lease Agreement and/or recent applications to the Lease Agreement, and/or email address.

18.20

The Lease Agreement comes into force from the moment of its conclusion, unless a different procedure or the moment of entry into force of the Lease Agreement is specified in the Lease Agreement itself. The lease agreement is valid until the parties fulfill their obligations under it in full.

18.21

If the Leasing Subject is registered by the Traffic Police for the Lessee, the Lease Agreement shall be concluded in three original copies having equal legal force, one for each of the Parties and one for submission to the Traffic Police. If the Leasing Subject is registered by the Traffic Police for the Lessor, the Lease Agreement shall be concluded in two original copies having equal legal force, one for each of the Parties.

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18.22

The Regulations can be changed by the Lessor on a unilateral basis at any time solely at its own discretion. The Lessor shall inform the Lessee on the change in the Regulations by posting the relevant information on the Lessor’s website at: www.europlan.ru.

Regulations No 1.1- RUL-LK (РЮЛ-ЛК) for Vehicles and Trailers Leasing